As filed with the U.S. Securities and Exchange Commission on August 7, 2026

Securities Act File No. 333-284564

Investment Company Act File No. 811-24045

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2/A

(CHECK APPROPRIATE BOX OR BOXES)

☒REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

x☐Pre-effective Amendment No. __9____

☐Post-effective Amendment No. ______

and/or

☒REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

x☐Amendment No. __9___

Savvly 80+ Fund
(Exact name of Registrant as specified in Charter)

Managed by Savvly Advisor, LLC,

A wholly owned subsidiary of Savvly, Inc.

1035 Pearl Street, Suite 322

Boulder, CO 80302
(Address of Principal Executive Offices)

1 (888) 372-8859

(Registrant’s Telephone Number, including Area Code)

___________

Copies to:

Rob Evans

Savvly, Inc.

1035 Pearl Street, Suite 322

Boulder, CO 80302

rob.evans@savvly.com

Approximate Date of Proposed Public Offering: On a continuous basis after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

x☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Prospectus

Savvly 80+ Fund

Units of Class A Common Shares and Tracking Shares of Beneficial Interest

Additional Class A Common Shares of Beneficial Interest

Units of Class B Common Shares and Tracking Shares of Beneficial Interest

Additional Class B Common Shares of Beneficial Interest

Savvly 80+ Fund (the “Fund”) is a new type of longevity-linked security offered through a diversified closed-end investment company structure. It is designed to provide enhanced late-in-life payouts for individuals who live into their 80s and beyond. It is the first fund of its kind to incorporate features specifically designed to support that objective.

INVESTOR DISCLOSURE SUMMARY:

•Longevity hedge. Investors’ money tracks the S&P 500, but those who live into their 80s and beyond earn enhanced returns.

•Enhanced returns come from early exits. Investors who die or withdraw voluntarily forfeit all of their gains — and up to 25% of their original investment — and those amounts get reallocated to remaining investors (with 5% of the forfeit paid as the Allocation Fee to Savvly Advisor LLC).

•Payouts in four chunks: 40%; 30%; 20%; 10%, respectively, at ages 80, 85, 90, and 95. Later slices are smaller percentages but could be the biggest dollar amounts, having grown longer and absorbed more forfeited amounts.

•Money is locked until payouts, the first at age 80. Early withdrawal means losing all gains and possibly some principal — designed for savings investors won't need for decades.

•Not insurance — no guarantees. Returns depend on the stock market and how many investors exit early. More early exits = larger enhanced returns for those who stay.

•Real risks. A market crash hurts everyone. If investors live longer than expected, fewer early exits means smaller allocations and lower enhanced returns. Heirs of investors who die before 80 get back far less than the investment was worth.

Investors will obtain liquidity only in accordance with the terms of the shares, including payouts based on the investor’s age and upon early withdrawal, either voluntarily or by not living to a payout age, which is subject to a significant early withdrawal penalty that includes all gains on the investment (less any previous payouts) and up to 25% of the amount invested.  The Fund does not accept new investors over age 75. The Fund will maintain a maximum investment amount limit per investor (waivable at the option of the Fund) of the larger of $300,000 or 0.1% of the assets of the Fund.

The Fund is offering Units, consisting of Common Shares and Tracking Shares of beneficial interest in the Fund, and additional Common Shares that will be included in the Units. The Tracking Shares are preferred stock of the Fund that help implement the late-in-life payout features of the Fund by tracking potential longevity enhanced returns in a deferred repurchase price (the “deferred repurchase price”) paid to investors upon late-in-life payouts.  Each investor will receive ten Tracking Shares as part of their initial purchase.  The Tracking Shares will be divided into four Units;

Unit No. of Tracking Shares Payout Age Percentage of Common Shares

 1 4     80 40%

 2 3     85 30%

 3 2    90 20%

 4 1    95 10%

Investors will be eligible for payouts equal to the sum of the deferred repurchase price of the Tracking Shares and the NAV of the Common Shares in a Unit in the form of an in-kind distribution of Portfolio ETFs described below at the end of the quarter in which they reach the applicable payout age.  Instead of taking a payout upon reaching a payout age, an investor can choose to stay invested in the Fund and take a payout later on three months’ notice to the Fund.  In that event, the applicable Units will no longer be eligible for the allocations described below.

The number of Common Shares an investor will receive as part of their initial purchase will be based on the dollar amount invested, less $0.10 for the Tracking Shares, divided by the Price to Public per Common Share. Any subsequent investments by that investor will be in additional Common Shares.  Additional Common Shares will be assigned to the Units in the same proportion as the initial Common Shares and will be treated the same as the initial Common Shares except that the early withdrawal penalty and early withdrawal amount with respect to those additional Common Shares will be calculated based on the date of the subsequent investment.  The Common Shares in Units and additional Common Shares are offered in two classes, Class A Shares and Class B Shares.  The Class A Shares are not charged any sales load.  The Class B Shares will be purchased by investors through broker-dealers and have an up-front sales load of up to 6.75%.

The Units and additional Common Shares will be priced based on the net asset value (“NAV”) attributable to the Common Shares (plus, in the case of Class B Shares, the up to 6.75% sales load).  The NAV is expected to approximate the per share cost of the S&P 500 ETFs that the Fund invests in (“Portfolio ETFs”), which are shares of investment funds that are traded on a national securities exchange and are designed to track the Standard & Poor’s (S&P) 500 Index , a widely recognized benchmark of U.S. stock market performance that consists of mostly the stocks of large U.S. companies.

The Fund expects to provide returns in two ways.  First, the value of the Common Shares will increase and decline with the value of the Portfolio ETFs.  Second, it will retain early withdrawal penalties when individual investors withdraw early, either voluntarily or by not living to a payout age.  Those early withdrawal penalties, net of the allocation expense (the “excess value”), will be reflected in the deferred repurchase prices of the Tracking Shares due upon a payout,  remain invested in Portfolio ETFs and increase and decline with the value of the Portfolio ETFs.  The Tracking Shares will have a liquidation preference of $0.01 per share, a deferred repurchase price based on allocations of excess value and cumulative dividends at 0.01% per annum of the sum of the liquidation preference and deferred repurchase price of the Tracking Shares, payable quarterly.  As a result, investors can receive enhanced late-in-life payouts based in part on outliving other investors in the Fund, that is, investors must remain invested and other investors must withdraw early, either voluntarily or by dying before a payout age, so that the investors who remain invested and live to their payout ages can receive enhanced returns, before fees and expenses.  The number of Portfolio ETFs and total excess value held by the Fund will decline when investors receive payouts, as will the corresponding number of Common Shares and Tracking Shares.

The excess value retained in the Fund when individual investors withdraw early will be allocated to the Tracking Shares in accordance with the terms of the Tracking Shares and based on each remaining investor’s longevity factor and amount invested in the Fund less their early withdrawal amount relative to the sum of the comparable amounts calculated for the other remaining investors, as described under “Capital Structure and Units”. The longevity factor is a number that reflects each investor’s probability of death relative to the overall pool of Fund participants. Older investors have higher longevity factors than younger ones, based on their shorter expected remaining lifespans. These factors are calculated using average mortality expectations by age, based on official data from the U.S. Social Security Administration.

The Fund is a new type of financial product; not insurance – it is stock market index-based and the RETURNS ARE NOT GUARANTEED AND ARE NOT POSSIBLE UNTIL INVESTOR REACHES THEIR PAYOUT AGES BEGINNING AT AGE 80. The early withdrawal penalty when an individual investor withdraws early in full, either voluntarily or by the investor not living to a payout age, will include ALL gains on that investor’s investment (less any previous payouts). Also, the penalty will include 25% (less one percentage point per year invested down to zero) of the lesser of the original purchase price of the investor’s Common Shares (excluding any sales load) and the NAV of the investor’s related Common Shares.

·The shares of beneficial interest of the Fund will not be listed on a national securities exchange, may not be transferred, are subject to restrictions on redemption and repurchase and no secondary market will be permitted to develop.

·Investors will not receive the expected payouts until after they reach age 80, 85, 90 and 95.  The Fund is only appropriate for a small percentage of an investor’s savings that the investor does not need before age 80.

·An investor who buys through a broker-dealer will pay a sales load of up to 6.75% on the amounts they invest. If you pay the maximum aggregate 6.75% sales load, you must experience a total return on your net investment of 7.24% to recover the cost of the sales load.

·The 55 basis point annual Administrative Fee on the Tracking Shares is not subject to Section 15 of the 1940 Act that requires annual approval by the Board of Trustees of the Fund or by investors.

·The Fund will make payouts and pay early withdrawal amounts by delivering in-kind distributions to investors of S&P 500 ETFs (or other securities), so each investor will require a brokerage account to accept payouts or early withdrawal amounts.

The Units and Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any insurer, bank or other depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, any state insurance guarantee fund, or any other government agency.

Investing in the Fund’s Units involves risks, see “Risk Factors” beginning on page 28 of this Prospectus, including the risk of investing in a fund with preferred stock (the Tracking Shares) that have a preference and priority over the Common Shares.

The Fund’s Statement of Additional Information (the “SAI”) is included as Appendix A to the Prospectus. The Fund will deliver copies of its annual and semi-annual reports upon request and without charge. You may contact the Fund by calling 1 (888) 372-8859, by visiting the Fund’s website at www.savvly.com, or by writing to the Fund at 1035 Pearl Street, Suite 322, Boulder, CO 80302, c/o Savvly Advisor, LLC (the “Investment Advisor”). The information on our website is not incorporated by reference in the Prospectus, and you should not consider it part of this Prospectus. The Fund’s Registration Statement and other information is also on the SEC’s website at http://www.sec.gov.

This Prospectus sets forth what you should know about the Fund before investing. Read this entire Prospectus and retain it for future reference. Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Prospective investors should consult their own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund, including whether to invest in the Class A Shares or Class B Shares and whether to hold the shares through a tax-deferral arrangement, such as an individual retirement account (“IRA”).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Per Class A SharePer Class B Share     Total

Price to Public*:Current NAVCurrent NAV, plus     Unlimited

sales load

Maximum Sales Load:   NoneUp to 6.75%       Unlimited

Proceeds to the Fund:Amount invested atAmount invested at     Unlimited

Current NAVCurrent NAV

_______________________

* Each initial purchase by an investor will include 10 Tracking Shares at $0.01 per share.

The Units and the shares have no prior trading history, and no trading market will be permitted to develop.  An investment is not suitable for investors who cannot tolerate the risk of loss or who require liquidity other than the liquidity provided by early withdrawal, subject to the early withdrawal penalty, and the Fund’s payouts that do not begin until age 80.

_____________________________________________

The date of this Prospectus is August 7, 2026

TABLE OF CONTENTS

GLOSSARY2

HOW THE FUND OPERATES3

SUMMARY7

The Fund7

Investment Objectives8

Closed-End Fund of Funds Structure9

Mechanics of Enhanced Long-Term Returns9

Units of Common and Tracking Shares10

Tracking Share Allocations11

Early Withdrawal12

Distributions12

Dividend Reinvestment Service13

Principal Risks13

Investment Advisor14

Fund Expenses14

Frequently Asked Questions20

Fund Return Scenarios…………………………………………………………………………....25

FINANCIAL HIGHLIGHTS27

THE FUND27

RISK FACTORS28

MANAGEMENT OF THE FUND33

CONFLICTS OF INTEREST36

POLICY REGARDING DISTRIBUTIONS37

FEDERAL INCOME TAX MATTERS37

ERISA AND CODE CONSIDERATIONS41

CAPITAL STRUCTURE AND UNITS42

ANTI-MONEY LAUNDERING48

PLAN OF DISTRIBUTION48

DIVIDEND REINVESTMENT PLAN50

ADDITIONAL INFORMATION50

APPENDIX AStatement of Additional InformationA-1

APPENDIX BPROXY POLICIES AND PROCEDURESB-1

The Fund has not authorized any broker, agent, dealer or other person to give any information or to make any representation other than those contained in this Prospectus. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which it relates, nor does this Prospectus constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. You should not assume that the information contained in this Prospectus is accurate on any date subsequent to the date set forth on the front of the document, even though this Prospectus is delivered, or securities are sold on a later date.

GLOSSARY

“Additional Common Shares” refers to Common Shares acquired by an investor that are added to that investor’s existing Units of Tracking Shares and Common Shares, that is, they are issued by the Fund when an investor invests new amounts in the Fund either directly or through dividend reinvestment, subsequent to its first investment in the Fund. Additional Common Shares will be assigned to the Units in the same proportion as the first Common Shares acquired by the investor and will be treated the same as those first Common Shares.  The early withdrawal amount with respect to those additional Common Shares will be calculated based on the date of the subsequent investment.

“Allocation” means the quarterly process of distributing the excess value retained by the Fund when investors withdraw early to the Tracking Shares of the remaining investors and reflecting those amounts in the deferred repurchase price of each of those Tracking Shares.

“Allocation formula” means the formula in the terms of the Tracking Shares for determining the amount of the excess value attributable to each Tracking Share.

“Death probability” or “probability of death” means, for a particular age, the simple average of the probability of death derived from the Social Security Administration longevity tables for men and women.

“Deferred Repurchase Price” means the term of a Tracking Share that reflects the amount of excess value allocated to that Tracking Share as further adjusted by changes in the value of the underlying Portfolio ETFs. The Deferred Repurchase Price is the price at which the Fund will repurchase the Tracking Share upon a payout through an in-kind distribution of Portfolio ETFs.

“Early Withdrawal” (whether full or partial) means any withdrawal of an investor’s Units before the investor reaches the applicable payout age, whether made voluntarily or triggered by the investor’s death. An investor may elect a partial early withdrawal, in which case the investor will retain ownership of the investor’s Tracking Shares, with the Deferred Repurchase Price adjusted proportionately based on the portion of Units remaining after the partial withdrawal, and will retain ownership of the same proportion of the investor’s Common Shares as the proportion of Units retained.

“Early Withdrawal Amount” means more than 30 days after initial investment the amount payable in connection with an Early Withdrawal, after application of the applicable Early Withdrawal Penalty, and is equal to the lesser of: (i) 75% of the original dollar amount invested by the investor to purchase the Units or Shares, net of any sales load; and (ii) 75% of the NAV of the investor’s related Common Shares. The 75% percentage shall increase by one percentage point for each year following the investment date, up to 100%.

“Early Withdrawal Penalty” means the penalty imposed by the Fund on withdrawal of an investor from the Fund either voluntarily or as a result of the investor’s death; that is, the financial loss the investor would face, equal to the sum of the NAV of the investor’s Common Shares and the Deferred Repurchase Price of the investor’s Tracking Shares minus the Early Withdrawal Amount.

“Excess value”, “retained excess value”, “quarterly excess value” means the amount the Fund retains as early withdrawal penalties, net of the allocation expense.

“Longevity factor” is used in allocation of excess value to the deferred repurchase prices of the Tracking Shares across investors and refers to the death probability of investors of a particular age multiplied by the amount of excess value to be reallocated in the quarter divided by the sum of all early withdrawal penalties of investors in the Fund times their death probability. The longevity factor is the same for all investors of the same age and will be provided in the Fund’s quarterly reports.

“Original dollar amount” means the number of dollars that the investor spent purchasing Units or additional Common Shares, less the sales load, if any.

“Payout age” means for each investor age 80, 85, 90 or 95.

“Payout date” means the date on which an investor receives a payout, which is either the end of the quarter in which the investor reaches a payout age or, if later, upon three months’ notice to the Fund.

“Portfolio ETFs” means the S&P 500 ETFs that the Fund invests in, which are shares of investment funds that are traded on a national securities exchange and are designed to track the Standard & Poor’s (S&P) 500 Index , a widely recognized benchmark of U.S. stock market performance that consists of mostly the stocks of large U.S. companies.

“Units” means a set of Tracking Shares and Common Shares issued upon the initial investment in the Fund by an investor. “Unit” refers to one of the Units held by an investor with a specific payout age.

HOW THE FUND OPERATES

______________

The assets shown above as inside the Savvly 80+ Fund box are held by the Custodian.

1.When investors invest for the first time, Savvly 80+ Fund issues them four Units with Common Shares reflecting ETF shares acquired by the Fund, and Tracking Shares that will track the ETF shares allocated to remaining investors out of Excess Value upon future quarterly allocations. At each investment, the Fund's ETF holdings increase.

2.When existing investors make additional investments, their Units will get additional Common Shares reflecting ETF shares acquired by Savvly 80+ Fund.  They will not receive any additional Tracking Shares.

3.The Fund receives cash dividends from the ETF shares. Under the terms of the Fund’s Dividend Reinvestment Plan, the net dividends, after payment of the Fund's operating expenses and fees, are reinvested in additional Common Shares

4.At every Early Withdrawal, the investors or their estates receive an in-kind distribution of their Early Withdrawal Amount. The remaining ETF shares underlying their Units stay in the Fund as Excess Value and once a quarter are allocated to the Deferred Repurchase Price of other investors’ Tracking Shares, after paying the 5% allocation expense to Savvly Advisor LLC.

5.When investors reach the payout age of one of their Units, the S&P 500 ETFs underlying that Unit (both Common and Tracking) are distributed in kind after the payment of the payout fees on the Tracking Shares. The Fund's total number of underlying ETFs decreases accordingly.

SUMMARY

This summary does not contain all of the information that you should consider before investing in the Units. You should review the Fund’s Trust Agreement and the more detailed information in the Prospectus, especially under the heading “Risk Factors”.

The Fund

The Fund is a new type of diversified, closed-end investment company registered under the Investment Company Act of 1940 (“1940 Act”), designed to provide enhanced late-in-life payouts for individuals who may live into their 80s and beyond based on investments in Standard & Poor’s (S&P) 500 Index Exchange Traded Funds2 (“Portfolio ETFs”).

The shares of beneficial interest of the Fund will not be listed on a national securities exchange, may not be transferred and are subject to restrictions on redemption and repurchase; holders will obtain liquidity only in accordance with the terms of the shares, including payouts based on the investor’s age and upon early withdrawal, either voluntarily or by not living to a payout age, subject to the early withdrawal penalty after the first 30 days following an initial investment in the Fund.  The Units will have payout dates that occur at the end of the quarter in which the investor turns 80, 85, 90 and 95 and no new investors over age 75 will be allowed to invest in the Fund.  The Fund will maintain a maximum investment amount limit per investor (waivable at the option of the Fund) of the larger of $300,000 or 0.1% of the assets of the Fund.

The Fund is an appropriate investment only for a small part of an individual’s savings and is designed for those investors who can tolerate that amount being indirectly invested in Portfolio ETFs for a long period and are willing to forego a fraction of their investment as well as the gains on that investment if they withdraw early voluntarily or do not live to each of their payout ages.  In return, investors receive an investment performance that is designed to exceed that of the Portfolio ETFs.

Before making your investment decision, you should: (i) consider the suitability of this investment for your investment objectives and personal financial situation; and (ii) consider various factors such as your personal net worth, income, age, health, risk tolerance, liquidity needs and retirement goals, particularly late-in-life payout goals.

Investment Objectives

The Fund seeks to provide long-term investment results that, before expenses, correspond generally to the price performance of the S&P 500 Index.  Those returns will be enhanced so that individuals who may live into their 80s and beyond will earn more than they would have by investing directly in S&P 500 ETFs when they do stay invested and reach their payout ages.  Those enhanced returns will be provided by Tracking Shares that track the value retained in the Fund through the early withdrawal penalty that applies when investors withdraw early, either voluntarily or by not living to all of their payout ages, which will consist of their investment gains and, during at least the first 25 years of investment, a fraction of their original investment amount (excluding any sales load) or of the NAV of their Common Shares if less.  The investor will retain the remaining amount, referred to as the early withdrawal amount. The Tracking Shares will also track the value of the Portfolio ETFs.  If no other investors die or withdraw early voluntarily while an investor is invested in the Fund, that investor’s return will not be enhanced. This investment objective may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to investors.

Closed-End Fund of Funds Structure

The Fund differs from mutual funds, or open-end investment companies. The Fund does not offer to redeem shares daily the way mutual funds do.  Unlike many closed-end funds, the Fund’s shares do not trade in the secondary market on a stock exchange.  Also, unlike other closed-end funds, the economic terms of the Tracking Shares depend in part on the age of the individual investor, how long ago the investor acquired their Common Shares and how many Common Shares the investor acquired.

The Units and shares are specific to each individual investor and may not be transferred or pledged by the investor, except that if the investor holds the shares through a tax-deferral arrangement, such as an individual retirement account (“IRA”) that permits in-kind distributions or an employer-sponsored retirement or savings plan, like a 401(k) plan whose provider permits in-kind distributions and individual tracking of investors, in which case the shares may be transferred to the investor or another similar arrangement for the account of the investor. Instead, investors who have reached their applicable payout age will be entitled to receive the applicable payouts. See, “Risk Factors – Tax Risks – Required Minimum Withdrawals”.

The Fund is a so-called “fund of funds” because it invests substantially all of its assets in Portfolio ETFs, which are shares of investment funds that are traded on a national securities exchange and are designed to track the Standard & Poor’s (S&P) 500 Index, a widely recognized benchmark of U.S. stock market performance that consists of mostly the stocks of large U.S. companies.  The Fund expects to invest in Portfolio ETFs that have low annual fees, because the Fund and therefore the investors will absorb those fees. The Fund may in the future invest in an affiliated Portfolio ETF or directly in stocks and other securities designed to track the S&P 500 or other indexes.

Mechanics of Enhanced Long-Term Returns

The Fund is an innovative way to save for a long life and is designed to provide significant additional financial resources to those investors who stay invested longer and live longer. By making a long-term investment in the Fund, investors who stay invested and reach their payout ages will benefit not only from a long-term investment in Portfolio ETFs, but also from enhanced returns from the Fund as a result of the amounts retained by the Fund when other investors withdraw voluntarily or die before their last payout age. As a result, investors can receive enhanced late-in-life payouts based in part on outliving other investors in the Fund, that is, investors must remain invested and other investors must withdraw early, either voluntarily or by dying before a payout age, so that the investors who remain invested and live to their payout ages can receive enhanced returns, before fees and expenses.

Individual investors cannot know how long they will live, so in planning their savings, they have to anticipate and save for a very long life.  That means many will accumulate much more in savings and hold onto those savings longer than necessary.  The Fund is designed so that individual investors in the Fund may invest a portion of their savings contributions that they expect to use after age 80. The investors who live longer and stay invested longer (past their individual payout ages) will have the advantage of the early withdrawal penalties paid by investors who withdraw from the Fund (either voluntarily or because they do not live to all of their payout ages), which the Fund expects will result in higher returns than investors could achieve by investing in S&P 500 ETFs on their own.  The Fund expects to provide investors with a higher return than the S&P 500 ETFs before fees and expenses even if the S&P 500 declines in value.

The mechanics of allocating the enhanced returns are based on intellectual property developed by the parent company of the Investment Advisor and licensed to the Investment Advisor for use by the Fund.  Those intellectual property rights include those described in a pending patent application at the United States Patent and Trademark Office.

The Fund will, once a quarter, allocate amounts left in the Fund as early withdrawal penalties to the outstanding Tracking Shares, beginning in the first quarter following their original issuance and based primarily on the amount of investment each investor has in the Fund, less their early withdrawal amount, and the survivability risk of that investor during that year, which is reflected in the investor’s longevity factor. Investors in the Fund will receive quarterly account statements indicating the deferred repurchase price of their Tracking Shares, which represents the potential enhancement to each investor’s payouts. The longevity factor is a number that reflects each investor’s probability of death relative to the overall pool of Fund participants. Older investors have higher longevity factors than younger ones, based on their shorter expected remaining lifespans. These factors are calculated using average mortality expectations by age, based on official data from the U.S. Social Security Administration, using an average for men and women.

Units of Common and Tracking Shares

Investing in the Fund involves purchasing Units of Common and Tracking Shares.    The Common Shares are expected to track the Fund’s investment in Portfolio ETFs and will each represent an equal undivided interest in the assets of the Fund attributable to the Common Shares.  The Tracking Shares will each initially have a liquidation preference of $0.01 and will begin tracking excess value retained by the Fund based on early withdrawals from the Fund beginning in the first quarter after original issuance.  The Tracking Shares are also intended to track the Fund’s investment of excess value in Portfolio ETFs.  When an investor withdraws early, either voluntarily or by not living to their last payout age, the amount retained by the Fund, after paying the allocation expense of 5% of that amount, will be allocated to the Tracking Shares.

The allocation expense, payout expense and Administrative Fee, which are set forth below under “—Fund Expenses”, compensate Savvly TA LLC, an affiliate of the Investment Advisor, in its role as the Administrator and Savvly Advisor LLC, in its roles as the Investment Advisor for administrative tasks such as calculating the longevity factors and excess value allocations, tracking the early withdrawal of investors (either voluntarily or due to death before their final payout age) and licensing the algorithms for allocating between different age investors.

Under the 1940 Act, the Fund must maintain 200% asset coverage for the Tracking Shares.  As a result, if the aggregate value of the outstanding Tracking Shares approaches the aggregate net asset value (the “NAV”) attributable to the Common Shares, the Fund will engage in strategies to ensure that the 200% asset coverage requirement is met, which could include suspending allocations to the Tracking Shares and instead allocating those amounts pro rata to the Common Shares.  The Fund does not expect that it will be required to use those strategies for several years, if at all.

Under the 1940 Act, the Tracking Shares must pay cumulative dividends.  The Tracking Shares will pay dividends quarterly at an annual rate of 0.01% of the liquidation preference and deferred repurchase price of the Tracking Shares.  The Fund provides a dividend reinvestment plan unless investors opt-out with those dividends reinvested in additional Common Shares.

The Units will have payout ages based on the individual investor.   The Units will have payout dates that occur at the end of the quarter in which the investor turns 80, 85, 90 and 95. The Fund will not accept new investors over age 75. The payout amounts for the respective payout ages for an investor are based on the value of 40%, 30%, 20% and 10% of the investor’s investments in the Units and Common Shares of the Fund prior to any payouts.

An investor is permitted to withdraw early from the Fund either in full or in part, but there is an early withdrawal penalty that limits the payout on full early withdrawal to (1) 75% of the dollar amount of the initial investment (that is the amount the investor paid to purchase Units or Common Shares, less any sales load) or, if less, (2) 75% of the NAV of the investor’s related Common Shares.  The percentage rises by one percentage point per year to 100%.

An investor will also withdraw early from the Fund in full upon death, in which case their heirs or estate will be entitled to receive the early withdrawal amount and be subject to the early withdrawal penalty.  The early withdrawal penalty means that, upon early withdrawal in full, all investment gains on an investor’s investment (after any payouts the investor has become entitled to or received) will remain in the Fund and will be allocated to the remaining investors, after paying the allocation expense.

Investors or their estates or beneficiaries may elect to receive a distribution-in-kind repurchase of the applicable shares upon early withdrawal or a payout age or retain their investment in the Fund after the early withdrawal date or payout age, in which case they are subject to repurchase upon three months’ notice to the Fund.  After the applicable early withdrawal or payout age, the Tracking Shares will not be allocated any additional excess value amounts and the value of the shares will vary with the related Portfolio ETFs.

Investors or their estates or beneficiaries will be permitted to (1) surrender their Tracking Shares for a distribution-in-kind equal to the early withdrawal amount or to retain their Tracking Shares after an early withdrawal and surrender them for a distribution-in-kind upon three months’ notice to the Fund at the then value of the Tracking Shares reflecting any change in the value of the related Portfolio ETFs after the early withdrawal date and (2) retain the shares in a Unit after the investor reaches the applicable payout age, provided that in each case those shares will not be subject to the early withdrawal penalty and will not receive additional allocations of excess value and will not be responsible for the related Administrative Fee (as defined below).

Upon a partial voluntary early withdrawal, the investor pays a partial early withdrawal penalty and retains a pro-rata number of Common Shares and pro-rata fractional Tracking Shares, based on the amount of the requested withdrawal. The Fund intends to make any payouts and early withdrawal payments in-kind by delivering shares of Portfolio ETFs to the investors, so each investor will need to have a brokerage account to receive those ETF shares.

Tracking Share Allocations

Over time, as investors withdraw early from the Fund, either voluntarily or as a result of their death before their last payout age, the Fund will retain excess value due to the early withdrawal penalties.  The excess value will remain invested in Portfolio ETFs by the Fund and will track the value of those Portfolio ETFs.  The terms of the Tracking Shares include a formula for determining the amount of the excess value attributable to each Tracking Share.  Those amounts will be reflected in the Tracking Shares by adding to the “deferred repurchase price” of the Tracking Shares applicable when the investor reaches a payout age.  The formula uses the amount of each investor’s investment in the Fund (the sum of the NAV of their Common Shares and the deferred repurchase price of each of their Tracking Shares), less the investor’s early withdrawal amount, and the longevity factor dependent on the age of the investor and the related death probability from U.S. Social Security Administration mortality tables, to generate allocations that correlate to the risk of each investor’s investment in the Fund. The formula is static and is the same for both Class A and Class B Common Shares and the Tracking Shares.

The Fund will allocate retained excess value once every calendar quarter.  The Fund uses longevity factors, one for each age of investor, to calculate the percentage of the retained excess value allocated to each investor’s Tracking Shares.  To determine how much of the quarterly excess value is allocated to a particular investor, the longevity factor is multiplied by the amount that each investor could lose as a result of the early withdrawal penalty, which is equal to the current NAV of the investor’s Common Shares plus the deferred repurchase price of the investor’s Tracking Shares less the early withdrawal amount that the investor would be entitled to receive.  The Fund will provide information in its reports to shareholders that will allow investors to calculate the amount of excess value allocated to their Tracking Shares each quarter.

Assume Investor A and Investor B both invest $10,000 in the Fund on the same day as their sole investment in the Fund. Investor B is older and based on Social Security Administration longevity tables has twice the probability of death at that time compared to Investor A. As a result, the longevity factor of Investor B is twice as large as the longevity factor of Investor A.

At the first allocation, Investor B receives an allocation that is twice as big as that of Investor A. For example, if the first allocation for Investor A is $113, Investor B’s Tracking Shares would receive an allocation of $226, or $22.60 per Tracking Share.  Thereafter, if Investor B’s probability of death remained twice that of Investor A, Investor B would receive even larger allocations compared to Investor A because Investor B’s investment in the Fund would be larger because Investor B received larger amounts in prior allocations, so Investor B’s risk of investment will be correspondingly larger.

Early Withdrawal

The Fund is designed for long-term buy and hold investors and imposes a significant early withdrawal penalty on voluntary early withdrawal and upon the investor’s death.  The full early withdrawal penalty is based on the value of an investor’s Units less the early withdrawal amount, which means the early withdrawal penalty equals 75% plus 1% per year of investment up to 100% multiplied by the lesser of the original dollar amount invested (excluding any sales load) and the NAV of the investor’s related Common Shares.  That means investors who withdraw early in full will not receive any value for their Tracking Shares, will not benefit from any gains on their Common Shares, and will lose a fraction of their original dollar amount invested until they have been invested for 25 years.  Also, if the NAV of an investor’s Common Shares is below that original dollar amount invested in those Common Shares, the investor would only receive 75% plus 1% per year of investment up to 100% of that smaller amount.

Early Withdrawal Scenarios

Total Early Withdrawal (scenario 1):
Assume an investor invests $1,000 and makes a total voluntary early withdrawal after seven years. At the time of withdrawal, assume that the NAV of the Common Shares and the deferred repurchase price of the Tracking Shares are $1,350 and $65, respectively.

The investor would receive:
82% of the original investment (calculated as 75% + 1% for each year held, i.e., 75% + 7% = 82%), which means 82% x $1,000 = $820.  The early withdrawal penalty would be the amount invested at the time of withdrawal or $1,350 + $65 = $1,415 minus the $820 early withdrawal amount or $1,415 - $820 = $595.

Total Early Withdrawal (scenario 2):

Assume an investor invests $1,000 and makes a total voluntary early withdrawal after seven years.  At the time of withdrawal, assume S&P 500 has lost all of the gains it made during those seven years and more and that the NAV of the Common Shares is $900 and the value of the Tracking Shares is $65.

The investor would receive:

82% of the NAV of their Common Shares (calculated as 75% + 1% for each year held, i.e., 75% + 7% = 82%), which means 82% x $900 = $738.  The early withdrawal penalty would be the amount invested at the time of withdrawal or $900 + $65 = $965 minus the $738 early withdrawal amount or $965 - $738 = $227.

Total Early Withdrawal (scenario 3):

Assume an investor invests $1,000 and makes a total voluntary early withdrawal at the age of 81 after more than 25 years and after receiving the first payout, equal to 40% of the value of the investor’s Common Shares and Tracking Shares. Assume also that over 25 years the S&P 500 had positive returns.

The investor would receive, in addition to the first payout at age 80:
60% of the remaining original investment (calculated as 100% of the original investment - 40% allocated to the first payout), which means 60% x $1,000 = $600 (on top of the amount of the first payout at age 80).  If the investor had instead been invested for less than 25 years and made a voluntary early withdrawal at the age of 81, the investor would receive, in addition to the first payout at age 80, 60% of the remaining original investment multiplied by 75% plus 1.0% per year invested.

Partial Early Withdrawal:

In the case of a partial early withdrawal, the same formula applies on a proportional basis. The early withdrawal amount chosen by the investor is measured as a percentage of the investor’s total early withdrawal amount. The investor retains an investment in the Fund in the form of Common Shares and Tracking Shares with values proportional to the percentage of the available early withdrawal amount that is not withdrawn. The Units of Tracking Shares and Common Shares have the same proportions as before the early withdrawal. As a result, a partial early withdrawal reduces the amounts available at all remaining payout ages.

For instance, if an investor withdraws $1,000 out of an available $3,000 early withdrawal amount, the investor will retain 2/3 of their total investment.

In that example, if the investor had purchased Units and later acquired additional Common Shares, the total early withdrawal amount would depend in part on how long ago those investments were made using the 75% plus 1% per year of investment calculation for each separate investment multiplied by the lesser of the original dollar amount invested (excluding any sales load) and the NAV of the investor’s related Common Shares.

The Offering

The Fund plans to make a continuous offering of its Units and additional Class A Common Shares directly through its website, www.savvly.com.  The Fund may also permit broker-dealers to offer its Units and additional Class B Common Shares, which will have an up-front sales load of up to 6.75% payable to those broker-dealers.  The offering will be made to natural persons, including through a tax-deferral arrangement, such as an IRA or an employer-sponsored retirement or savings plan, like a 401(k) plan, that permits distributions in kind.

Distributions

The Fund plans to buy and hold Portfolio ETFs as long-term investments and, other than the cumulative dividends on the Tracking Shares, does not intend to make regular distributions except quarterly or annually to the extent necessary to maintain its tax status as a Registered Investment Company (“RIC”).  See, “Federal Income Tax Matters”.  Any of those distributions will be made with respect to both Common Shares and Tracking Shares based on their respective NAV and deferred repurchase price, except that the Tracking Shares’ distribution will be reduced to account for the Administrative Fee.  Any distributions (including the cumulative dividends on the Tracking Shares) are expected to be taxable currently to you as ordinary income or capital gain, unless you are investing through a tax-deferral arrangement, such as an IRA or an employer-sponsored retirement or savings plan, like a 401(k) plan.

Dividend Reinvestment Service

The Fund will provide a dividend reinvestment service.  Unless you elect otherwise, the cumulative dividends on the Tracking Shares and any other distributions will be reinvested in the Fund’s Class A Common Shares at the then current NAV.  Distributions that are reinvested will be currently taxable to you to the same extent as if the distributions had not been reinvested. See, “Risk Factors – Tax Risks – Phantom Income” and “Dividend Reinvestment Plan”.

Principal Risks

Investing in the Fund’s Units and shares involves risks, including the following:

•You will not have access to the money you invest for many years unless you withdraw early voluntarily and pay the significant early withdrawal penalty.

•Your money will stay invested until you elect to take a payout with respect to the eligible shares at or after your applicable payout date at quarter end once you reach the age of 80, 85, 90 and 95.

•If you invest but withdraw early voluntarily or by not living to all of your payout ages, you will pay an early withdrawal penalty and leave behind in the Fund your investment gains applicable to any remaining payouts and, during the first 25 years of investment, a fraction of your original dollar amount invested (excluding any sales load) and will be entitled to retain your Tracking Shares that will then be worth the lesser of the remaining fraction of that original dollar amount and the NAV of your Common Shares and will receive a distribution in-kind based on those Tracking Shares on the early withdrawal date or later at the deferred repurchase price of the Tracking Shares upon three months’ notice to the Fund.

•You will not be able to sell, transfer or pledge your Units or shares at any time, regardless of how the Fund performs; the shares will not be listed on any securities exchange and a secondary market will not be permitted to develop.

•Because you will be unable to sell your Units or shares, you will be unable to reduce your exposure on any market downturn.

•If you purchase the Class B shares, your investment in the Fund will be made only after paying a sales load of up to 6.75%.

•Other than the quarterly cumulative dividends at a rate of 0.01% per annum on the Tracking Shares, the Fund will not pay dividends except that it may pay dividends quarterly or annually to the extent necessary to maintain its tax status as a regulated investment company.

•The Fund’s Units and shares, which are designed to indirectly track the S&P 500 Index and benefit from allocation of amounts remaining in the Fund after early withdrawals, have no performance history for comparison.

•The Fund will invest in Portfolio ETFs that carry risks associated with investing in ETFs based on the S&P 500, and subject the Fund to:

oStock market risk – which is the possibility that stock prices overall will decline.  Stock markets tend to move in cycles, with times of rising prices and times of falling prices.  Portfolio ETFs track a subset of the overall U.S. stock market, which could cause the Fund to perform differently than the overall stock market.

oInvestment style risk – which is the possibility that returns on large-capitalization U.S. stocks, like those in the S&P 500, will underperform the overall stock market.  S&P 500 ETF performance tends to go through cycles of outperforming or underperforming other segments of the stock market or the overall stock market.  Those cycles can last for years.

oS&P 500 ETF risk – which is the possibility that the Portfolio ETFs owned by the Fund could underperform their S&P 500 target or could change over time in ways that are not favorable for the Fund and its investors.

See the Section titled “Risk Factors” later in this Prospectus for additional risks.

Investment Advisor

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s investment adviser, are under the direction of the Board of Trustees of the Fund (the “Board”). The names and business addresses of the members of the Board and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in Appendix A. Savvly Advisor, LLC, a subsidiary of Savvly, Inc., a fintech company, serves as the Fund’s investment adviser (the “Investment Advisor”). Another subsidiary of Savvly, Inc., Savvly TA, LLC will serve as the Fund’s transfer agent (the “Transfer Agent”) and its administrator (the “Administrator”). The principal executive office of the Investment Advisor, the Administrator and the Transfer Agent is at 1035 Pearl Street, Suite 322, Boulder, CO 80302.

Fund Expenses

Shareholder Transaction Costs – Early Withdrawal Penalty and costs paid from others’  Early Withdrawal Penalties

           Early Withdrawal Penalty(1)

                Allocation Expense(2)  (one-time upon early withdrawal)

                   (paid out of others’ Early Withdrawal Penalties)

                Payout Expense(3)  (at each payout age on Tracking Shares)

                  (paid out of gains on others’ Early Withdrawal Penalties)

 All gains plus up to 25% of the lesser of the original dollar amount invested (excluding any sales load) and the NAV of the Common Shares

                  5.00% of early withdrawal penalty

                    5.00% of the deferred repurchase price of the Tracking Shares at the applicable payout age (not applied to Common Shares)

Up-front sales load

(fees paid directly from your investment)

Maximum sales load imposed on purchases of Class B Shares	6.75%

Annual Fund Operating Expenses(4)

Common Shares

Annual Expenses (% of net assets attributable to Common Shares)
Management Fee(5)	0.35% per annum
Other Expenses(6)	0.10% per annum
Portfolio ETF Operating Expenses (AFFE)(7)	0.10% per annum

Total Annual Expenses	0.55% per annum

Tracking Shares

Annual Expenses (% of net assets attributable to Tracking Shares)
Management Fee(5)	0.35% per annum
Administrative Fee(8)	0.55% per annum
Other Expenses(6)	0.10% per annum
Portfolio ETF Operating Expenses (AFFE)(7)	0.10% per annum

Total Annual Expenses	1.10% per annum

(1)The full early withdrawal penalty is the NAV of an investor’s Common Shares plus the deferred repurchase price of the investor’s Tracking Shares less the investor’s early withdrawal amount, which equals 75% plus 1% per year of investment up to 100% multiplied by the lesser of the original dollar amount invested (excluding any sales load) and the NAV of the investor’s related Common Shares.  That means that investors who withdraw early in full will not receive any value for their Tracking Shares, will not benefit from any gains on their Common Shares, and will lose a fraction of their original dollar amount invested until they have been invested for 25 years.  Also, if the NAV of an investor’s Common Shares is below that original dollar amount invested in those Common Shares, the investor would only receive 75% plus 1% per year of investment up to 100% of that smaller amount. See, “Capital Structure and Units – Tracking Shares”. A partial voluntary early withdrawal is also permitted, subject to a partial early withdrawal penalty as is early withdrawal at the NAV of the investor’s related Common Shares plus $0.10 for the Tracking Shares within 30 days of an investor’s first investment in the Fund, without penalty. See, “Early Withdrawal – Early Withdrawal Scenarios – Partial Early Withdrawal” above.

(2)The Allocation Expense is taken from the early withdrawal penalties retained by the Fund upon early withdrawal by an investor and reflects a one-time payment of 5.00% of the amount retained by the Fund as an early withdrawal penalty.  The Allocation Expense will be paid to the Fund’s Investment Advisor.

(3)The Payout Expense reflects a one-time payment of 5.00% of the amount investors become entitled to at their payout ages with respect to the Tracking Shares (that is, only on the portion of the investors’ return that is created by other investors’ early withdrawal penalties). No Payout Expense will apply to the Common Shares.  The Payout Expense will be paid to the Fund’s Investment Advisor.

(4)The amounts presented in the table estimate the amounts the Fund expects to pay during its first 12 months of operation. The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an investor in the Fund. Investors purchasing Class B Shares through a broker-dealer will be charged a sales load of up to 6.75% of the amount invested.  The table assumes the maximum sales load is charged.  All or part of the sales load may be waived in the discretion of the Fund or the Investment Advisor.

(5)The Management Fee paid by the Fund related to Common Shares is calculated at the annual rate of 0.35% of the average daily value of the Fund’s average daily NAV attributable to the Common Shares and the Management Fee paid by the Fund related to Tracking Shares is calculated at the annual rate of 0.35% of the average daily deferred repurchase price of the Tracking Shares.

(6)Other expenses include accounting, legal and auditing fees of the Fund, organizational and offering costs, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Independent Trustees.

(7)The Portfolio ETFs operating expense will be an indirect expense paid by investors in the Fund, also known as AFFE or acquired fund fees and expenses.  The Fund plans to invest in low-cost S&P 500 ETFs, with annual expenses of 0.10% per annum or less.

(8)The Administrative Fee is calculated at the annual rate of 0.55% of the average daily value of the Fund’s average daily deferred repurchase prices of the Tracking Shares.  The Administrative Fee reflects the costs of licensing the intellectual property, including the algorithms developed by Savvly, Inc. to accomplish the allocation of early withdrawal penalty amounts and the costs of administering other aspects of the Fund.

The following example illustrates the hypothetical expenses for investor of respectively 50, 60 and 70 years of age at the time of the investment.

Assumptions:    $1,000 investment.

The Common Shares earn a 5% annual return.

The Tracking Shares grow in value from allocations based on invested amounts and average death probability of each investor, based on the most recent Social Security Administration data as of March 2026. The Tracking Shares earn the same 5% annual return as the Common Shares after they commence receiving allocations.

It is assumed that, overall, 1% of investors will voluntarily withdraw before 5 years, and 3% before 10 years, with no payouts expected in the first 10 years. These estimated early withdrawal rates are based on data from comparable long-term investment products, such as those in the life insurance industry, where rates are typically higher. However, given the novel nature of this investment, there is no guarantee these assumptions will turn out as projected.

Under these assumptions, after 10 years, the estimate for the NAV of the Class A and Class B Common Shares will be respectively the same $1,517 and $1,414 for all the investors.

The deferred repurchase prices of the Tracking Shares after 10 years will be different for investors of different ages, due to the different death probabilities.

Below are a few specific cases:

CASE 1: Investing at 50 years of age

In this specific case and under the above assumptions, the estimated Tracking Shares’ deferred repurchase price after 10 years is $150 if invested in Class A Common Shares and $140 if invested in Class B Common Shares

The estimated cumulative expenses are:

After   1 Year    3 Years        5 Years10 Years

Without sales load:

Class A Common$5.66$17.71$30.87$69.19

Tracking $0.07   $0.52   $1.42   $7.14_

Total$5.73$18.23$32.29$76.33

With sales load:

Class B Common$72.77$84.02$96.28$132.02

Tracking   $0.07    $0.48    $1.33           $ 6.66_

Total$72.84$84.50$97.61$138.68

The estimate for the total NAV of the Common Shares and the deferred repurchase price of the Tracking Shares totals $1,667 for Class A investors and $1,554 for Class B investors. Approximately 91% of the total for Class A and Class B is the result of the assumed 5% annual return on the initial investment. The Tracking Shares account for approximately 9% of the total for both Class A and Class B.

CASE 2: Investing at 60 years of age

In this specific case and under the above assumptions, the estimated Tracking Shares’ deferred repurchase price after 10 years is $265 if invested in Class A Common Shares or $247 if invested in Class B Common Shares

The estimated cumulative expenses are:

After 1 Year3 Years5 Years10 Years

Without sales load:

Class A Common$5.66$17.71$30.87$69.19

Tracking $0.14 $  0.96   $2.65 $12.88_

Total$5.80$18.67$33.52$82.07

With sales load:

Class B Common$72.77$84.02$96.28$132.02

Tracking   $0.13    $0.89   $2.47    $12.01_

Total$72.90$84.91$98.75$144.03

The estimate for the total NAV of the Common Shares and the deferred repurchase price of the Tracking Shares totals $1,782 for Class A investors and $1,661 for Class B investors. Approximately 85% of the total for Class A and Class B is the result of the assumed 5% annual return on the initial investment. The Tracking Shares account for approximately 15% of the total for both Class A and Class B.

CASE 3: Investing at 70 years of age

In this specific case and under the above assumptions, the estimated Tracking Shares’ deferred repurchase price after 10 years is $512 if invested in Class A Common Shares and $478 if invested in Class B Common Shares

The estimated cumulative expenses are:

After 1 Year3 Years5 Years10 Years

Without sales load:

Class A Common$5.66$17.71    $30.87$69.19

Tracking $0.25   $1.70   $4.74 $24.02_

Total$5.91$19.41$35.61$93.21

With sales load:

Class B Common$72.77$84.02$96.28$132.02

Tracking   $0.24    $1.58   $4.42       $22.40_

Total$73.01$85.60$100.70$154.42

The estimate for the total NAV of the Common Shares and the deferred repurchase price of the Tracking Shares totals $2,029 for Class A investors and $1,892 for Class B investors. Approximately 75% of the total for Class A and Class B is the result of the assumed 5% annual return on the initial investment. The Tracking Shares account for approximately 25% of the total for both Class A and Class B.

The following example illustrates the hypothetical early withdrawal ten years after the investment:

Under the same assumptions of an initial investment of $1,000, upon early withdrawal either voluntarily in full or upon death of the investor after 10 years, an investor would receive $850 for Units with Class A Shares and $793 for Units with Class B Shares, assuming no payout dates during the 10 years. The early withdrawal amounts are based on the formula that increases by 1 percentage point per year from 75% at the time the Common Shares are purchased so that, after 10 years they are 85% of the purchase price paid by the investor less any sales load.

The investor would not be eligible for any payouts before age 80.

The purpose of the above table is to help a holder of Units understand the fees and expenses that the holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.  While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return that is greater or less than 5.0%.

The fee structure of the Fund reflects the unusual nature of the Fund.  It is designed to impose an annual management fee on the Common Shares.  There are additional fees that are only applied when the Fund retains early withdrawal penalty amounts from other investors voluntarily withdrawing or dying before all of their payout ages, including fees on the Tracking Shares.  Those fees reflect the unique approach of the Fund to late-in-life payouts for individuals who may live into their 80s and beyond.  They help the Fund to pay the Investment Advisor for licensing the intellectual property Savvly, Inc. has developed and to pay for the administration of the mechanics of the Fund, including tracking individual longevity factors and investments, confirming early withdrawal amounts and payout eligibility among other things.

For illustrative purposes only, the following chart shows the expenses an investor aged 50 who invests $1,000 in Savvly could expect to pay through a final payout at age 95. The example assumes an average 5% annual return on the S&P 500 and a death probability distribution for Savvly investors that is continuously aligned with life expectancy data as of March 2026 from the US Social Security Administration.

	Cumulative until the 1st payout	From the 1st to the 2nd payout	From the 2nd to the 3rd payout	From the 3rd to the 4th payout
Annual expense for Common Shares	~$340	~$70	~$40	~$20
Annual expenses for Tracking Shares	~$180	~$120	~$160	~$220
One off payout expense	~$57	~$100	~$188	~$245
Total expenses	~$577	~$290	~$388	~$485

If the investor reaches the age of 95 years, the total expenses paid by the investor from the time of investment through the last payout are ~$1,750:

o~$470 annual expenses attributable to Common Shares (55 bps)

o~$690 annual expenses attributable to Tracking Shares (110 bps)

o~ $590 one off expenses at the payouts of the Units (5% of the Tracking Shares payouts)

The total Allocation Expenses paid to Savvly Advisor LLC for allocations received by the investor are ~$460. The 5% Allocation Expenses are applied to the Early Withdrawal Penalties for investors who leave the Fund and are paid by the withdrawing investors, as disclosed in the Shareholder transaction table above.

The total expenses of the Fund associated with the investor are ~$2,210 in fees over the 45 years invested, of which ~$1,750 are paid by the investor and ~$460 were retained from the forfeiture by other investors upon their death or early withdrawal.

Frequently Asked Questions

What makes Savvly 80+ Fund work?

The Fund makes risk pooling accessible to investors. Risk pooling is the same concept behind most annuities, pension plans, and even social security—every investor contributes, and those who live the longest derive the greatest benefit. The idea is that the investors, by investing in the Fund, are pooling together their individual risks of outliving the amount of savings they expect to have.  By pooling their risks, the investors who do live into their 80s and beyond have a greater chance of a much higher return on their investment compared to investing directly in S&P 500 ETFs.

Every quarter, any excess value is allocated to investors based on the specific risks they carry in addition to the risk of investing in S&P 500 ETFs, which applies to everyone. An investor’s individual risk is driven by two factors: the financial loss they would face if they withdraw early, and the likelihood of that early withdrawal happening due to death. We calculate the potential financial loss by taking the total of the NAV of an investor's Common Shares and the deferred repurchase price of the investor’s Tracking Shares and subtract their early withdrawal amount. Then, we determine the likelihood of passing away using their age and standard Social Security mortality tables. Because of how this formula works, age directly impacts the allocation. For example, if two investors face the exact same potential financial loss, but one is older and has a 50% higher statistical probability of passing away, the older investor carries more risk and will therefore receive a 50% higher allocation of the excess value.

When and how are my payouts made?

When you reach each of your payout ages, you will be entitled to receive a distribution in-kind of S&P 500 ETF shares at the end of the quarter or later upon three months’ notice to the Fund. The payouts will be based on the principal amount you invested (excluding any sales load) and the returns on the Portfolio ETFs after all expenses of the Fund, plus the accumulated deferred repurchase price of the Tracking Shares, in a single in-kind transfer of S&P 500 ETF shares for the applicable Unit. The four Units will hold 40%, 30% 20% and 10% of your investments and each Unit has a different payout age.  You may defer receipt of early withdrawal and payout amounts by holding Tracking Shares in the Fund after the early withdrawal and by holding Tracking Shares and Common Shares in the Fund after a payout date and, in each case receive a distribution-in-kind on three months’ notice to the Fund.  Following the early withdrawal or payout age your shares will vary in value with the NAV of the Common Shares but will not be subject to another early withdrawal penalty or benefit from additional excess value allocations.

I saw long-term return estimates based on historical data that seem very optimistic. Where are those returns coming from?

The long-term return estimates are based on the historical record of the S&P 500 and on historical mortality rates published by the U.S. Social Security Administration.  Of course, past performance is not a guarantee of future performance.  Also, the additional return you will earn if you live to all of your payout ages (compared to just investing in S&P 500 ETFs yourself) is based on estimates of the capital gains of investors who withdraw early from the Fund, before reaching all of their payout ages, either by choice or due to their death before they reach their final payout age based on those historical mortality rates and other assumptions about the returns.

What is Savvly 80+ Fund investing in that is generating those returns? What is the risk on those investments?

The Fund will invest in S&P 500 ETFs, such as Vanguard’s VOO, or similar low-cost investment funds that track the S&P 500 index. If you expect to keep a portion of your savings in a diversified large capitalization U.S. equity indexed mutual fund or ETF to help pay for your living expenses after age 80, or your first payout age, then you would likely be taking similar risks in your portfolio to the risk taken by the Fund in its investments. However, you would be able to sell your investment at any time if you invested directly, while you cannot sell or otherwise transfer your investment in the Fund.  Also, if you invested directly, you would not be subject to the fees of the Fund and the early withdrawal penalty if you withdraw early voluntarily or by not living to all of your payout ages.

Savvly 80+ Fund is invested in the S&P 500. What if the S&P 500 falls significantly?

Your investment in the Fund will rise and fall with the S&P 500, so the Fund is only appropriate for a small part of your savings (upon investment), a part that you would otherwise keep invested in equities or similar risk investments so that the market risk remains consistent for that portion of your overall late-in-life investments.   Many Americans own equity index funds or ETFs, so the Fund is only appropriate for a part of your late-in-life investments that would otherwise be invested in that way and limited to an amount that you expect to need after age 80.  You should not invest in the Fund if you believe the S&P 500 will fall significantly for a long period of time.

What if the market falls close to one of my payout ages?

The risk to you of the market falling close to one of your payout ages is similar to your risks if you had invested the same part of your savings directly in the S&P 500, except that you will benefit from the additional returns based on other investors’ early withdrawals.  Unlike a direct investment on the S&P 500, you will not be able to withdraw from the Fund without incurring the early withdrawal penalty if the S&P 500 declines in value.  Also, you will be permitted to delay taking a payout by leaving your investment in the Fund that you will be permitted to withdraw on three months’ notice to the Fund.

Will the Fund invest in bonds?

Not at this time.

Are returns above the S&P ETF index funds guaranteed?

The Fund does not offer any guarantees of future performance.  However, the Fund expects that many investors will withdraw early because they will die before one or more of their payout ages, thereby enhancing the returns to the remaining investors in the Fund.

Is Savvly 80+ Fund a traditional investment fund?

The Fund is registered with the SEC under the 1940 Act – the Investment Company Act - like other publicly available investment funds.  It is a fund of funds structured as a closed-end fund. However, it differs from traditional funds in that you only get returns on your investment on or after your payout ages and the Fund is designed to generate higher returns as you age into your 80s and beyond.

Is Savvly 80+ Fund insurance?

No, the Fund is not an insurance policy or annuity. There is no guarantee.  There is no insurance company standing behind the payouts; instead, the value that would go to the insurance company if you withdraw early goes to the investors who reach their payout ages, net of fees. The Fund is subject to regulation under the 1940 Act and related rules governed by the SEC instead of state insurance regulations.

Why shouldn’t I simply buy the S&P 500 ETFs directly?

Owning S&P 500 ETFs directly does not provide the additional value of the Tracking Shares, which are designed to enhance the returns of the S&P 500 for investors who live into their 80s and beyond.

Why are there four payout ages, and why are they set later in life?

The Fund is designed to help manage longevity risk. That is the risk that you will outlive your savings.  Hedging your longevity risk can help investors by allowing them to spend more of their savings earlier, knowing that additional resources will be available if they live into their 80s and beyond. The four payout ages allow for structured planning, helping investors and their advisors manage future payments and replenish accounts over time.

What happens if Savvly, Inc. goes out of business?

In the event Savvly, Inc., the parent of the Investment Advisor and the creator of the Fund, ceases operations, the Board will either transfer management of the Fund to another asset management company to continue the Fund or it will direct the custodian to distribute Portfolio ETF shares directly to the investors for their Common Shares and Tracking Shares.

What if investors die before their first payout age? Do they lose everything?

Their beneficiaries will receive the same amount the investors would get upon full voluntary early withdrawal, that is they would give up all gains on the investment and a fraction of the original investment and would receive 75% (+ 1% per year up to 100%) of the lesser of the investor’s original dollar amount invested (excluding any sales load) and the NAV (market value) of the investor’s Common Shares, less fees and expenses.

Do investors lose out on decades of investment gains if they die?

Yes.  They invested in the Fund to supplement the returns on a portion of their late-in-life portfolio if they live to their 80s and beyond by agreeing to give up those investment gains.  This is part of the tradeoff that enables the returns the Fund offers. No investment comes without risk. By preserving those gains for those who remain in the Fund for a longer period, the Fund helps mitigate longevity risk for all investors.

What if investors need their money in an emergency?

It is possible to withdraw early from the Fund in whole or in part, but the amount received would be subject to the early withdrawal penalty, and that is why it is appropriate to limit your investment in the Fund to no more than 10% of your total savings contributions at the time of investment. In the case of a partial early withdrawal, you would pay a partial early withdrawal penalty and retain a pro-rata number of Common Shares and pro-rata fractional deferred repurchase price on your Tracking Shares. In case of an emergency, you would likely choose to have the Fund be the last investment that you draw from.

Can I borrow against my Fund Units?

Currently, there is no mechanism for borrowing against your investment in the Fund and you are not allowed to pledge or transfer your Units, but Savvly, Inc. intends to explore developing this option by allowing investors to borrow a portion of their early withdrawal amount, however there can be no assurance that the Fund will do so.

Can I withdraw my money if I am diagnosed with a terminal illness?

Investors can withdraw early from the Fund at any time, as described above. However, there is no special procedure or exception for terminal illness, and you would receive the applicable early withdrawal amount subject to the early withdrawal penalty.

How long do I have to take my money out without penalties if I change my mind?

Investors can withdraw from the Fund and receive the NAV of their Units, less any applicable management fees (and any sales load), within 30 days of their investment, without the early withdrawal penalty.  After those 30 days, the early withdrawal penalty will apply.

How do I know if this is a good fit for me?

The Fund does not provide investment advice. Please consult your financial advisor to determine if this investment aligns with your investment goals.

Can investors transfer their investment to their spouse or have a joint investment?

The Fund is tied to individual investors and cannot be transferred to spouses or family members. Couples should consider investing independently in the Fund.  If you are married and living in a community property state, your spouse must approve your investment as being only in your name.

Is there a minimum contribution?

Yes, the minimum contribution required is $11.

What if not enough people invest in Savvly 80+ Fund? Will that impact the effectiveness of the Fund?

Mathematically, the Fund can operate with very few investors; however, optimal results are achieved with several hundred investors before the first payout date. The first payout is scheduled at least five years from the Fund’s inception, significantly reducing the risk associated with limited participation.

What if people live longer than expected? Would healthier individuals be more likely to invest in the Fund?

The Fund expects that its investors will be healthier than the average population and they may live longer than expected.  However, data from the insurance industry suggests that people generally cannot accurately predict their remaining lifespan beyond a five-year window. If investors in the Fund live longer than expected, there will be fewer and smaller early withdrawal penalties and the enhancements for longer lived investors will be smaller than they would have been.

What if life expectancy increases?

If life expectancy rises, the Fund may deliver lower returns than initially expected, assuming that longer lives do not drive-up voluntary early withdrawals. However, the Fund’s unique structure makes the later payouts less susceptible to changes in life expectancy.

Why has nobody done this before?

Savvly, Inc.’s proprietary processes, actuarial algorithms, and accounting allowed it to create this unique Fund structure. It was developed by a team of financial industry experts and data scientists using a creative multidisciplinary approach. This new model for longevity risk protection is further supported by recent regulatory changes aimed at improving retirement outcomes.

How are longevity factors determined given that women generally live longer than men?

The Fund uses a simple average of life expectancy for men and women. This data is updated quarterly using official documentation from the U.S. Social Security Administration.

What about sequence of returns risk at payout?

Investors will be permitted to retain their investment in the Fund in a Unit after that Unit’s payout date and they may have the Fund repurchase the shares in that Unit upon three months’ notice to the Fund.  Those shares will not be subject to surrender upon early withdrawal and will not receive additional allocations to the Tracking Shares.  Upon payout, the investor will be subject to tax on the amount of income or capital gain received by the investor, unless the investment is held in a tax advantaged account or through an employer retirement plan such as a 401(k).

Is this available on my Broker-Dealer platform?

Not currently, but the Investment Advisor is working on developing those distribution channels as well.

What is a “RIC”?

A “RIC” is a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A RIC generally does not have to pay corporate level U.S. federal income taxes on any income or capital gains that it distributes to its investors as dividends from its taxable earnings and profits.  To qualify as a RIC, a company must, among other things, meet source-of-income and asset diversification requirements. In addition, to obtain RIC tax treatment, a company must distribute to its investors, for each taxable year, at least 90% of its “investment company taxable income”, which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses.  See, “Federal Income Tax Matters”.

Will I receive a share certificate?

No.  Our Board has authorized the issuance of the Units and Common Shares without certificates. All of our shares will be issued in book-entry form only and maintained by the Transfer Agent.  The use of book-entry registration protects against loss, theft or destruction of share certificates and reduces the offering costs.

What is the difference between the classes of Common Shares being offered?

We sell our Common Shares with differing up-front sales loads.  Our Class A Shares will not have any sales load.  The Class B Shares will have a maximum up-front sales load of up to 6.75%.  Before making your investment decision, please consult with your financial advisor regarding your account type and the class of shares you intend to purchase.  The Tracking Shares are a separate class designed to implement the late-in-life product aspects of an investment in the Fund.

Can I invest through my IRA, Keogh, or after-tax deferred account?

Yes. An approved trustee must process any investment through IRAs, Keogh plans and 401(k) plans. In purchasing Units and shares, custodians or directors of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transactions rules prescribed by ERISA and related provisions of the Code.  In addition, prior to purchasing Units or shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law, including to permit in-kind distributions and individual tracking of investors’ investments.

How will payment of an up-front sales load affect my invested capital?

The payment of an up-front sales load on the Class B Shares of up to 6.75% when purchasing shares through a broker-dealer will reduce the number of shares that the same dollar amount will purchase.

Is the Fund a Ponzi scheme?

No.  The Fund does not need new investors to be able to make the expected payouts.  Even in the event of termination of the Fund, investors would be entitled to the Portfolio ETFs underlying their Common Shares and Tracking Shares after payment of the Fund’s expenses and liabilities.

Fund Return Scenarios

The return that an investor will earn is a function of various factors.  Those include the age of the investor, when they invest, how much they invest, the relative risk they take in their investment based on the age-related mortality factors published by the US Social Security Administration, and the risk that each other investor in the Fund is taking.  That means the returns can be quite different between investors.  Some of those differences are the same as they would be for investing in an S&P 500 ETF – timing and amount of investment – but the others are unique to the Fund. One sample is mortality risk. If all investors live to age 95, the return on the Fund would track the returns of the S&P 500 ETFs less the Fund’s fees and expenses.  But if Fund investors die at the same rate as their mortality factors suggest, the returns for those investors who do live to 95 (and whose Tracking Shares therefore have excess value allocated to them) are expected to significantly exceed the return on the S&P 500 ETFs. In other words, healthier investors who live longer can gain more benefit from the Fund than less-healthy investors. If the mortality risk of investors drops over time, that would tend to reduce the returns for investors who live to 95 because there would be more of them and therefore fewer chances for allocations of excess value to the Tracking Shares.

Two individuals who were born on the same day in the same year invest the same amount of money in the Fund on the same day.  They make no additional investments.  Assuming those two investors live to 95, they would experience exactly the same return.  Their Common Shares would always be worth the same amount and their Tracking Shares would receive the same allocations out of the early withdrawal penalties retained by the Fund.

However, if one of those two individuals dies or voluntarily withdraws at 79, that is, before receiving the first payout and the other lives to 95, their results would be quite different.  For the investor who dies at 79, their estate would receive all or a portion of their original investment dollar amount back (75%+1% per year up to 100%).  If the NAV of their Common Shares was lower than the original dollar amount invested at the time of death or early withdrawal, their estate would get that same portion of the NAV of their Common Shares.  The investor who lives to 95 would receive back the NAV of their Common Shares plus the full deferred repurchase price of their Tracking Shares, reflecting all excess value that had been allocated to those Tracking Shares out of early withdrawal penalties retained by the Fund (including of the investor who died at 79).

 If instead we have two individuals who invest the same amount of money in the Fund on the same day and make no additional investments where one is 5 years older than the other and both live to 95, the two investors would own the same number of Common Shares.  As allocations to the Tracked Shares occur out of early withdrawal penalties retained by the Fund, the older investor would receive larger amounts of those allocations.  The older investor would reach the payout ages 5 years before the younger investor.  The returns would vary between the two investors depending on a variety of factors.  The older investor would get a larger allocation of excess value while both investors remain in the Fund, but the younger investor would receive an extra 5 years’ worth of allocations after the older investor reaches their payout ages.  Also, because the two investors would be entitled to payouts 5 years apart, the return on the S&P 500 during those 5 years would mean that the younger investor’s returns would be quite different from those of the older investor – in the same way that any mutual fund investment can differ between investors based on the timing of their investment and withdrawal from the mutual fund and the performance of the mutual fund during those times.

 Another way to view the returns between two individuals would be to go back to the first example, with two individuals who are the same age and invest the same amount, but instead of investing at the same time, one investor invests 5 years before the other investor.  In that case, the first investor would own the number of Common Shares that their investment amount could purchase on the day they invested.  The second investor would own a different number of Common Shares, the number that the investment amount could purchase on that day 5 years later.  Depending on how the S&P 500 performed during those 5 years, there could be a significant difference, either positive or negative, in the number of Common Shares purchased.  Also, the first investor would have received allocations on their Tracking Shares for 5 years before the second investor invested and the second investor would not receive any of that excess value.  As a result, the deferred repurchase price of the first investor’s Tracking Shares would be higher than those on the second investor’s Tracking Shares, so the first investor would have Tracking Shares with a higher value at the payout ages. The relative returns of the two investors would depend on a combination of the number of Common Shares they owned and the deferred repurchase price of their Tracking Shares.  If, for example, the S&P 500 declined during the first 5 years, the second investor would own more Common Shares and it is possible that the value of those additional Common Shares would make up for the smaller amount of excess value allocated to that investor’s Tracking Shares.  If the S&P 500 ETFs do increase in value in those 5 years, the number of Common Shares the second investor buys would be smaller than the number the first investor purchased and the second investor would receive smaller payouts.

Two individuals born on the same day in the same year invest in the Fund on the same day, with one investing ten times as much as the other. They make no additional investments. Assuming both investors live to age 95, they will experience the same rate of return, resulting in returns that are ten times higher for the investor who invested the larger amount.

Given the nature of the Fund and the periodic allocation of excess value to the Tracking Shares, the longer an investor remains in the Fund, the greater the allocation they are expected to receive. All else being equal, an investor who begins investing at age 45, for example, is more likely to receive a larger share of excess value in Tracking Shares than an investor who begins at age 70, due to the longer period during which the investor is eligible for excess value allocations.

The Offering

The Fund plans to make a continuous offering of its Units and additional Class A Common Shares directly through its website, Savvly.com or an associated website.  The Fund may also permit broker-dealers to offer its Units and additional Class B Common Shares, which will have an up-front sales load of up to 6.75% payable to those broker-dealers.

FINANCIAL HIGHLIGHTS

Because the Fund was recently formed and has no performance history as of the date of this Prospectus, a financial highlights table for the Fund has not been included in this Prospectus. For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.

THE FUND

General

The Fund is a new type of continuously offered, diversified, closed-end investment company. The Fund was organized as a Delaware statutory trust on November 12, 2024. The Fund’s principal office is located at 1035 Pearl Street, Suite 322, Boulder, CO 80302, and its toll-free telephone number is 1 (888) 372-8859.

Investment Objectives, Policies and Strategies

Investment Objectives. The Fund’s objectives are to track the performance of the S&P 500 with respect to the Common Shares and for the Tracking Shares to grow based on amounts retained by the Fund after early withdrawals and to track the performance of the S&P 500 to enhance the returns of those investors who live into their 80s and beyond by staying invested and reaching their payout ages.

Investment Policies. The Investment Advisor can change the Fund’s investment objectives and policies with the consent of the Board. The principal investment policy of the Fund is to buy and hold shares of low-cost, exchange-traded S&P 500 ETFs.

Mechanics of Enhanced Long-Term Returns. Individual investors cannot know how long they will live, so in planning their savings, they have to anticipate and save for a very long life.  That means many will accumulate much more in savings and hold onto those savings longer than necessary.  Investors in the Fund will agree to early withdrawal penalties so that they receive only the early withdrawal amount if they withdraw early or die before any of their payout ages (in addition to any previous payouts they reached the payout age for), leaving behind any excess value.  In exchange, investors who do live to their payout ages will have the advantage of those early withdrawal penalties that remain in the Fund in the form of higher returns than they could achieve by investing in S&P 500 ETFs on their own.

Allocation. The early withdrawal penalties retained by the Fund will be allocated, after payment of the Allocation Expense of 5.0% of that amount, to the Tracking Shares of the other investors in the Fund. That allocation will be made to the other outstanding Tracking Shares and will vary depending on the longevity factor of the holders of the Tracking Shares determined from established actuarial tables applied consistently by the Fund and the net amounts invested and subject to the potential early withdrawal penalty. The allocation to Tracking Shares will remain invested in Portfolio ETFs, and the Tracking Shares will track the value of those Portfolio ETFs.

Use of Proceeds

The net proceeds of the continuous offering of Units and additional Common Shares made hereby will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund will pay its organizational and offering expenses incurred with respect to this continuous offering. The offering expenses will be amortized over 12 months on a straight-line basis once public sales of shares are made. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and policies upon receipt of the proceeds.

Leverage

Tracking Shares have a preference over the Common Shares with respect to distributions upon termination of the Fund and upon payment of dividends.  However, because all investors own both Common Shares and Tracking Shares, leverage represented by the Tracking Shares will be owned by all of the investors.  Also, value represented by allocations of excess value to the Tracking Shares will be added to the deferred repurchase price of those Tracking Shares but not be paid except upon payouts on or after an investor’s payout ages and the amounts will vary based on the allocations to each investor’s Tracking Shares.

Distributions to Unitholders

The Fund’s investment approach, which is to buy and hold Portfolio ETFs, means that the Fund does not expect to have significant investment company taxable income.  As a result, the Fund’s dividend policy is, in addition to paying the quarterly cumulative dividends on the Tracking Shares, to pay a single dividend to investors for each quarter or calendar year intended to include any remaining investment company taxable income, as well as any remaining net capital gains realized during the year. For an overview of the tax treatment of dividends, see “Federal Income Tax Matters” herein.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself the Fund does not constitute a complete investment program and is only recommended for a small portion of your contributions to your late-in-life savings. Before investing in the Fund, you should consider carefully the following risks the Fund faces, together with the other information contained in this Prospectus. If any of these risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. Some of the statements in this Prospectus are forward looking, which you can identify by the use of terms such as “designed”, “believes” or “expects”, and those statements may be less reliable than historical statements and are subject to the risks discussed herein. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Long-Term Investment Risks; Liquidity Risk.  The Fund is designed to be part of an investor’s plan that provides money later in life.  As a result, you will not have access to the money you invest for many years, unless you withdraw early and pay the early withdrawal penalty.  You will not be able to sell or transfer your Units or shares at any time, regardless of how the Fund performs.  Also, other than the 0.01% annual cumulative dividends payable quarterly on the Tracking Shares, the Fund does not expect to pay dividends or make distributions, except as may be required to maintain its tax status.  You will only be able to obtain liquidity for a portion of the amount you invested, leaving behind your investment gains applicable to any remaining payouts and a fraction of the lesser of the dollar amount you originally invested (excluding any sales load) and the NAV of your Common Shares with respect to any remaining payouts, if you withdraw early before your last payout age.  Because of the restrictions on transfer of the Units and shares, you will not be able to pledge the Units or shares to borrow against their value.  Investors should understand that they will not have access to the payouts except in accordance with the terms of the shares.

Stock Market Investment Risks. Markets experience periods of disruption and instability from time to time. The prices of the Fund’s investments, and therefore the NAV of the Fund, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets. Those interventions are often intended directly to influence prices and may, together with other factors, cause the overall stock market to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund will invest in Portfolio ETFs that carry risks associated with investing in ETFs based on the S&P 500, which principally includes common stock of large U.S. corporations and subject the Fund to:

Stock market risk – which is the possibility that stock prices overall will decline.  Stock markets tend to move in cycles, with times of rising prices and times of falling prices.  Portfolio ETFs track a subset of the overall U.S. stock market, which could cause the Fund to perform differently than the overall stock market.

Investment style risk – which is the possibility that returns on large-capitalization U.S. stocks will underperform the overall stock market.  S&P 500 ETF performance tends to go through cycles of outperforming or underperforming other segments of the stock market or the overall stock market.  Those cycles can last for years.

S&P 500 ETF risk – which is the possibility that the Portfolio ETFs owned by the Fund could underperform their S&P 500 index target or could change over time in ways that are not favorable for the Fund and its investors. The Fund could in the future decide to conduct its own indexing to the S&P 500 index and directly carry those risks.

Fund of Funds Risks. Investors in ETFs generally bear all of their expenses, including fees of the investment adviser and custodian, brokerage commissions and legal and accounting fees. As a result, investors will be paying two levels of advisory fees – the Management Fee to the Investment Advisor and the advisory fees charged by the investment adviser of any Portfolio ETFs. The foregoing fees and expenses may be expected to result in a higher cost of investment than would be the case if an investor were to invest directly in S&P 500 ETFs, though allocation of excess value to the Tracking Shares should help offset the reduction in returns.  As a fund of funds, the investors have the S&P 500 ETF risk described above.

No History of Operations Risk. The Fund is a new type of closed-end investment company with no history of operations. It is designed for long-term investors and provides strictly limited liquidity. If the Fund operates under inopportune market or economic conditions, it may not be able to achieve its investment objectives. If the Fund fails to achieve its desired size, the Fund’s expense ratio will be higher than expected.

Risk of Low Rate of Early Withdrawals. The potential advantages of an investment in the Fund depend on a significant portion of other investors withdrawing early, either voluntarily or by not living to one or more of their payout ages. Because the Fund is based on Savvly’s innovative approach to late-in-life planning, there is no historical experience of a fund that works in this manner.  The returns of the Fund depend on what percentage of individual investors live until their last payout age.  Medical advances resulting in investors living longer could hamper the returns to be received by investors who stay invested to their final payout age.  Also, the investors who chose to invest in the Fund are expected to be healthier and more likely to live a longer life than the average American.

Risk of Algorithms Allocating Early Withdrawal Penalty Amounts. The Fund is the first of its kind and relies on intellectual property developed by Savvly, Inc. In particular, the Investment Advisor will license that intellectual property, including the algorithms used to allocate the amounts retained by the Fund among the remaining investors.  Those algorithms are designed to adjust the amounts allocated based on longevity factors in a way that reflects the amount that the individuals of any particular age have at risk in the Fund at the time of each allocation.  There is no historical experience of a fund using the algorithms, so there can be no assurance that the algorithms will accomplish the purpose they were designed for.

Risk of Leveraged Capital Structure. The Fund will have Tracking Shares outstanding that have a preference with respect to payment of dividends and payment upon termination or liquidation of the Fund.  As a result, the Fund has a leveraged capital structure and an investment is subject to the risk that the liquidation preference of, and allocations on, the Tracking Shares would be paid first and, if the assets of the Fund were not sufficient, the holders of the Common Shares would receive less than the NAV of the Common Shares.

Administration of New Fund Structure. Administering the Fund will require tracing of investors over many years and learning of the death of investors that trigger early withdrawal.  That type of tracing of investors is a feature specific to the Fund and will present challenges.  As a result, the Fund may not be able to confirm the date of early withdrawals in all cases.  The Fund will use reasonable internal policies and procedures to account for those difficulties that may result in investors receiving payouts that do not reflect all of the early withdrawals that occurred while they were investors.  Those policies and procedures may also result in other timing adjustments.  See, “Management of the Fund – The Investment Advisor and the Administrator”.

Legislation and Regulatory Risks. The Fund is the first of its kind and includes features that are similar to various types of insurance.  While the Fund is designed to rely on the investor protections of the 1940 Act, including the related rules and regulations promulgated by the SEC, State Insurance departments may review the Fund and consider whether it is subject to their regulations.  If a State regulator determines that the Fund is subject to its rules, the Fund may not be able to sell to individuals in that State.  Also, the retirement savings industry has many rules and regulations that apply to it and new rules and laws affecting retirement savings products and approaches could be adopted and have an adverse effect on the Fund and the value of the Units and shares.  In addition, the after-tax returns on the Units and shares could also be affected by changes in the applicable federal tax law and its application to investments like the Fund.

Early Withdrawal Risk. The Fund is designed to deliver enhanced returns to investors who live to their 80s and beyond.  Each individual investor in the Fund agrees to early withdrawal penalties that will effectively mean that they forfeit the gains on their investment as well as a fraction of that original investment to participate in the enhanced returns of the Fund for investors who live to all of their individual payout ages.  The amount retained in the Fund upon early withdrawal, either voluntary or as a result of the investor’s death, could be substantial and will not be available to the investor’s estate or beneficiaries.  If an investor runs low on savings before reaching their payout ages, they might need to withdraw early from the Fund and would only be entitled to the value available to them upon early withdrawal, and so would leave behind any gains on their investment and up to 25% of their original investment amount (excluding any sales load) or the NAV of their Common Shares if less.

Timing of Payment Dates and In-Kind-Distribution Risk. The Fund will calculate payout amounts based on the investor’s birthday when they turn 80, 85, 90 and 95 and on that date the applicable Tracking Shares will cease to receive allocations of excess value and will cease to be subject to the early withdrawal penalty, but no payment will be made until the end of the quarter in which the investor reaches that payout age.  The value of that payout will be subject to market risks so an investor may actually receive a smaller (or larger) amount. The investor may take a payout or can continue its investment in the Fund and take the payout later upon three months’ notice to the Fund at the then value of the shares in the Unit. The Fund will make payouts and early withdrawal payments using in-kind distributions of Portfolio ETFs. The ETF shares distributed ordinarily will carry with them unrealized capital gains, so that a significant portion of the value will be subject to capital gains tax.  Also, the ETF shares will be subject to market risks once delivered as a payout or upon early withdrawal, so an investor may actually realize a smaller (or larger) amount than the nominal value of the payout or payment.

New Investment Advisor Risk. The Investment Advisor is a recently formed entity with no investment experience and has not previously managed a registered closed-end fund. Accordingly, shareholders in the Fund bear the risk that the Investment Advisor’s inexperience may limit its effectiveness.

Cybersecurity Risk. The Fund and its service providers are subject to risks resulting from breaches in cybersecurity. A breach in cybersecurity may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capability. Breaches in cybersecurity include stealing or corrupting digital or online data, denial of service attacks on websites, unauthorized release of confidential information and other cyber-attacks. Cybersecurity breaches affecting the Fund, the Investment Advisor, the Custodian and other third-party service providers may adversely affect the Fund. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, cause the release of private shareholder information or confidential business information, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management. Similar cybersecurity risks are also present for Portfolio ETFs in which the Fund invests, which could result in material adverse consequences for them and may cause the Fund’s investment in those Portfolio ETFs to lose value.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have led, and may continue to lead, to increased market volatility and significant market losses. Natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A widespread crisis may also affect the global economy in ways that cannot be foreseen or predicted. How long such events will last and whether they will continue or recur cannot be predicted with any certainty. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated as a Result of a Global Economic Shock. In 2020, the onset of COVID-19 caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions had a severe economic impact on global economies as economic activity. Financial markets across the globe are slowly recovering from this severe distress. While the COVID-19 pandemic has seemingly “Normalized”, we must be vigilant for the next crisis, the cause of which is unknown. New shocks can arise from any source including new global tariffs, increased tensions with Russia due to its war with Ukraine, friction with China over international trade and espionage, competition for natural resources including energy and rare earth materials, as well as climate change and domestic tensions. Current and future global economic shocks may cause the underlying assumptions and expectations of the Fund to become outdated quickly or inaccurate, resulting in significant losses.

AIFM Directive Risk. The Directive 2011/61/EU on Alternative Investment Fund Managers (the “Directive”) regulates the marketing of alternative investment vehicles (“AIFs”) in the European Union.  In particular, the Directive restricts the marketing by any non-EU AIF Manager of an AIF to investors in the European Union.  A non-EU AIF Manager seeking to market an AIF is required to meet certain criteria and to satisfy additional regulatory requirements, including as to regulatory and investor disclosure.  It may not be possible to market the Fund in the European Union.  In the event the Fund is marketed in the European Union, compliance with the Directive may increase the Fund’s operating expenses.

Tax Risks

Phantom Income.  The Fund provides a dividend reinvestment plan unless investors opt out.  As a result, any distributions of investment company income and net capital gains to the investors would be taxable (except for investors who hold their Units in a tax advantaged account or through an employer retirement plan such as a 401(k), in each case that permits in-kind distributions) and investors in the dividend reinvestment plan would not receive cash from the Fund to pay the tax on those distributions.

Required Minimum Withdrawals. An investor who holds their Units in a tax advantaged account or through an employer retirement plan such as a 401(k) will be required to make required minimum withdrawals from that account or plan and other similar accounts held by the investor.  The Fund does not permit withdrawals other than early withdrawal, which is subject to the early withdrawal penalty, except within 30 days of that investment. It may be necessary for an investor in that situation to take steps to satisfy their required minimum withdrawal requirements or pay the applicable penalties to avoid their need for early withdrawal from the Fund.

Regulated Investment Company (“RIC”) Status. The Fund intends to qualify for treatment as a RIC under Subchapter M of the Code. To qualify, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from Portfolio ETFs or other prescribed sources and satisfy an asset diversification test on a quarterly basis.  The Fund intends to buy and hold Portfolio ETFs, which may accumulate unrealized capital gains.  If events occur that cause those capital gains to be recognized, then the Fund will be required to distribute to investors an amount equal to the net capital gains, reducing the potential payouts.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, may be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary distributions to the extent of the Fund's current and accumulated earnings and profits. Those distributions, however, would be eligible to be treated as qualified distribution income in the case of U.S. shareholders, provided that certain holding period and other requirements are met. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% (nondeductible) excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability.

MANAGEMENT OF THE FUND

The Board and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Advisor. The Board consists of five individuals, three of whom are not “Interested Persons” (as defined under the 1940 Act) of the Fund, the Investment Advisor, or Savvly, Inc. (“Independent Trustees”). The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, and hiring, replacing and supervising the Investment Advisor. The name and business address of the members of the Board and officers of the Fund and their principal occupations and other affiliates during the past five years, as well as a description of the Board’s committee and leadership structure, are set forth under “Management” in Appendix A.

The Independent Trustees are John Durso, John Heneghan and Dimitris Papanikolaou. The experience and qualifications of the Independent Trustees are set forth under “Management - Experience and Qualifications of Trustees” in Appendix A.

The Investment Advisor and the Administrator

Savvly Advisor, LLC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Advisor is entitled to receive a monthly Management Fee at the annual rate of 0.35% of the Fund’s average daily NAV attributable to the Common Shares and a monthly Management Fee at the annual rate of 0.35% of the value of the liquidation preference and the Portfolio ETFs underlying the Tracking Shares. The Investment Advisor will also receive payment for the allocation expense equal to 5.0% of any early withdrawal penalty upon early withdrawal of investors and a Payout Fee of 5.0% of payouts made to investors by the Fund with respect to the Tracking Shares.

Savvly TA, LLC will serve as the Fund’s Administrator.  The Administrator will be responsible for the administrative tasks involved in implementing the new fund structure.  The Administrator is entitled to receive a monthly Administrative Fee at the annual rate of 0.55% of the average daily deferred repurchase prices of the Tracking Shares.

The Investment Advisor serves as investment adviser to the Fund pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”). The Investment Management Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Investment Advisor is responsible for management of the Fund’s investment portfolio. The Investment Advisor is responsible for assuring that investments are made according to the Fund’s investment objectives, policies and restrictions. A discussion of the basis for the Board’s approval of the Investment Management Agreement will be set forth in the Fund’s first annual or semi-annual report to shareholders. The Investment Management Agreement authorizes the Investment Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of portfolio investments. Any commission, fee or other remuneration paid to an affiliated broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act. The Investment Advisor’s procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period.

The offices of the Investment Advisor and the Administrator are located at located at 1035 Pearl Street, Suite 322, Boulder, CO 80302, and its toll-free telephone number is 1 (888) 372-8859. The Investment Advisor or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at its offices, or the offices of the Administrator, located at 1035 Pearl Street, Suite 322, Boulder, CO 80302.

The Investment Advisor provides day-to-day management of the Fund and its business, as well as reporting to the Board.  The Administrator for the Fund will be responsible for the Fund’s business affairs and other administrative matters.

The Administrator also performs the following additional services for the Fund:

•Supervises all non-advisory operations of the Fund;

•Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

•Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•Traces early withdrawals from the Fund and determines applicable longevity factors and calculates amounts allocated to the Tracking Shares, pursuant to a license of the intellectual property of Savvly, Inc.;

•Maintains the records of the Fund; and

•Provides office space and all necessary office equipment and services.

Administering the Fund will require long-term tracking of investors and monitoring for events such as investor deaths that will trigger early withdrawals. This type of tracking is unique to the Fund and presents operational challenges. As a result, the Fund may not be able to confirm the exact date of early withdrawals in all cases.

To mitigate this, the Fund will adopt internal policies and procedures aligned with best practices used by insurance companies. These may include periodic access to data sources to identify deceased investors. Despite these efforts, there may be instances where payouts do not fully reflect all early withdrawals that occurred during the investor’s holding period. If the Fund is unable to discover the death of a particular investor by the time the Fund makes quarterly allocations of excess value, the Fund will instead include the excess value associated with that particular investor in the quarter after the Fund determines that the investor has died.

The Fund intends to access a variety of data sources to monitor for investor deaths, including for example SSA Death Master File (DMF), State Vital Records, some third-party data providers (e.g., LexisNexis), returned mail or bounced payments, notifications from family members or executors and proactive outreach such as proof-of-life letters

These procedures may result in timing adjustments that could affect payout calculations.

Fund Expenses

Pursuant to the Investment Management Agreement, the Investment Advisor will pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which include: (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies and reports to shareholders; (iii) charges of the Custodian, Transfer Agent and Administrator; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Fund’s officers and members of the Board; (viii) errors and omissions insurance for the Fund’s officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) servicing fees; and (xii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of Units to be issued by the Fund will be amortized over 12 months on a straight-line basis once public sales of shares are made. The Fund will also pay costs associated with expenses of financing, holding or carrying assets and other investment positions with respect to the Fund’s assets, organizational and offering expenses; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom).

Administrator. Savvly TA, LLC (the “Administrator”), serves as the administrator for the Fund. The Administrator provides administrative services to the Fund pursuant to the Fund administration agreement with the Fund (the “Fund Administration Agreement”) pursuant to which the Administrator provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of reports and filings with the SEC; (iii) NAV computation services; and (iv) such other services for the Fund as may be mutually agreed upon between the Fund and the Administrator. For these and other services it provides to the Fund, the Administrator is paid from the Fund. The Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Administrator will hold shares in the account of the shareholders in non-certificated form in the name of the participant. The Administrator will distribute all proxy solicitation materials, if any, to participating shareholders.  The fees payable to the Administrator include the Administrative fee with an   annual rate of 0.55% of the average daily value of the Fund’s average daily deferred repurchase prices of the Tracking Shares

Custodian.  U.S. Bank, N.A. is the custodian of the Fund’s financial assets, including Portfolio ETFs and cash and cash equivalents. The custodian of the Fund may change from time to time. The Custodian may appoint sub-custodians and use depositories from time to time to hold assets and to hold cash and currencies for the Fund. The principal address of the Custodian is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

Auditor. The Board has engaged Forvis Mazars LLC as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Forvis Mazars LLC, located at 106 Isabella Street, Pittsburgh, PA 15212, is registered with the public company accounting oversight board (“PCAOB”).

Control Persons and Investment Committee

Dario Fusato, Trustee and President, and Antonio Derossi, Chief Financial Officer, are control persons of the Fund.

The Investment Committee of the Fund, whose only member currently is Dario Fusato, decides which Portfolio ETFs the Fund will invest in after consultation with the Investment Advisor.

CONFLICTS OF INTEREST

Other Investment Activities. The Investment Advisor may, from time to time, engage in financial advisory activities that are independent from, and may conflict with, those of the Fund. The Investment Advisor intends to provide investment advisory services to individuals, which may include managing their portfolio of investments that could include a portion invested in the Fund.  The choice of how much to invest in the Fund will present a potential conflict of interest with the Fund, provided that the Investment Advisor will act in the best interests of its advisory clients.  In the future, there might arise other instances where the interests of the Investment Advisor conflict with the interests of the Fund. By acquiring shares of the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or federal securities law which cannot be waived or modified.

Each of the Fund and the Investment Advisor has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Allocation of the Investment Advisor’s and Administrator’s Time. The Fund relies on the Investment Advisor and the Administrator, to manage the day-to-day activities of the Fund, and on the Investment Advisor to implement the Fund’s investment strategy. The Investment Advisor and Administrator are now (and may in the future be) involved with activities that are unrelated to the Fund. For example, the Investment Advisor is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Investment Advisor. The Administrator is not restricted from activities other than acting as Transfer Agent for the Fund and Administrator for the Fund. These activities could be viewed as creating conflicts of interest in that the time and effort of the Investment Advisor and Administrator and their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of their other clients. The Investment Advisor and the Administrator and their employees will devote only as much of their time to the Fund’s business as the Investment Advisor and the Administrator and their employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Investment Advisor and its employees and the Administrator and its employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund. The Board of Trustees will oversee the Investment Advisor’s and the Administrator’s allocation of time of it and its employees.

Nevertheless, the Fund believes that the members of the Investment Advisor’s and Administrator’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Other potential conflicts might include conflicts created by the Investment Advisor’s and the Administrator’s compensation arrangements, and conflicts relating to selection of service providers, including administrator, auditor, custodians, and brokers or dealers to execute Fund asset trades and/or specific uses of commissions from Fund portfolio trades. Some of these service providers may be affiliated with the Investment Advisor and the Administrator. The Investment Advisor and Administrator have adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected by any potential conflicts. These policies and procedures generally require that the Investment Advisor and the Administrator distributes investment opportunities among client accounts in a fair and equitable manner and seek best execution for purchase and sale transactions executed on the Fund’s behalf.

POLICY REGARDING DISTRIBUTIONS

The Fund’s investment approach, which is to buy and hold Portfolio ETFs, means that the Fund does not expect to have significant investment company taxable income.  The Fund’s policy with regard to distributing income and capital gains to its investors is, in addition to paying the quarterly cumulative dividends on the Tracking Shares, to make a quarterly or annual distribution to shareholders, only if required to distribute any remaining investment company taxable income, as well as any remaining net capital gain realized during the year. For an overview of the tax treatment of distributions, see “Federal Income Tax Matters” below.  Any tax-related distributions will be made with respect to both Common Shares and Tracking Shares based on the Common Shares NAV and the Tracking Shares deferred repurchase price, except that the Tracking Shares’ distribution will be reduced to account for the Administrative Fee.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and payouts on shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to shareholders who are “U.S. shareholders” that hold shares as capital assets. A “U.S. Shareholder” is an individual who is a citizen or resident of the United States. Potential investors should consult their tax advisors regarding other federal, state, local, and non-U.S. tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

This discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to categories of shareholders that may be subject to special rules, such as individual retirement accounts, employee benefit and other tax-qualified retirement plans (e.g., 401(k) plans), former citizens and residents of the United States, persons whose functional currency is not the U.S. dollar, persons holding assets or interests as part of a straddle, hedge, constructive sale, conversion transaction, synthetic security, or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax and persons subject to special tax accounting rules. This discussion also does not address any aspect of other U.S. federal tax laws, such as estate and gift tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty.

The Fund intends to elect to be treated as and intends to qualify to be treated each year as a “Regulated Investment Company” (“RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax at the entity level on income and gains that are timely distributed to shareholders. To qualify under Subchapter M of the Internal Revenue Code for treatment as a RIC, the Fund must, among other things: (a) distribute to its shareholders each taxable year at least 90% of the sum of (i) its “investment company taxable income” (as that term is defined in the Code, but without regard to the deduction for dividends paid) and (ii) its net tax-exempt income, if any; (b) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities, and net income, if any, derived from an interest in a qualified publicly traded partnership (as defined in the Code); and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other RICs (such as the Portfolio ETFs), and certain  “other securities”, with such “other securities” limited, in respect to any one issuer of such “other securities”, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities, Portfolio ETFs or securities of other RICs), the securities of two or more issuers (other than Portfolio ETFs or securities of other RICs) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on a shareholder’s investment. As discussed below, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time.  If the Fund is ineligible for or otherwise does not satisfy these relief provisions and fails to qualify for treatment as a RIC for a taxable year, the Fund will be subject to tax on its taxable income at the regular corporate tax rate. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates applicable to any qualified dividend income distributed to non-corporate shareholders, subject to certain limitations. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions would generally be treated as a capital gain.

To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends, but makes no assurances, to make the required distributions.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder owned its shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions of investment income properly reported by the Fund as derived from qualified dividend income, if any, will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any dividend declared by the Fund in October, November, or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

The ultimate tax classification of the distributions by the Fund during a taxable year will not be determinable until after the end of the taxable year. Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases, redemptions or other taxable dispositions of Fund shares) of U.S. individuals to the extent that such person’s modified adjusted gross income exceeds certain threshold amounts. Shareholders should consult their own tax advisors regarding the effect, if any, that this provision may have on their investment in shares.

If the Fund were to use cash to repurchase shares, that could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of assets to fund share repurchases. Any such income would be considered in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those shareholders receiving such additional distributions, either as ordinary income or long-term capital gain, as described above.

The Fund may be required to withhold from distributions and repurchase proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications (generally, by failing to provide a properly completed IRS Form W-9 or appropriate substitute statement), or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a shareholder is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends (which generally would include distributions of investment company taxable income) that are subject to withholding, the Fund intends to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are interest-related dividends or short-term capital gain dividends generally are exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder generally will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other withholdable payments made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. Each prospective shareholder is urged to consult their tax advisor regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA.

The preceding discussion of certain U.S. federal income considerations is for general information only and is not tax advice. We urge each prospective investor to consult their own tax advisor regarding the particular federal, state, local and foreign tax consequences of acquiring, owning and disposing of the shares in light of their particular circumstances and any consequences arising under U.S. federal estate or gift tax laws or the laws of any state, local or foreign taxing jurisdiction, including the consequences of any proposed change in applicable laws.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”) or Keogh Plan or another arrangement or entity, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Fund and the Investment Advisor should not be considered to be fiduciaries within the meaning of ERISA or the Code with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units and shares.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Units and shares of the Fund, a holder acknowledges and agrees that any information provided by the Fund, the Investment Advisor or any of their affiliates (including information set forth in this Prospectus) is not a recommendation to invest in the Fund and that none of the Fund, the Investment Advisor or any of their respective affiliates is undertaking to provide any investment advice to the holder (impartial or otherwise), or to give advice to the holder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Investment Advisor or any of its affiliates is for the provision of investment advice to the shareholder.

CAPITAL STRUCTURE AND UNITS

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on November 12, 2024. The Fund’s Trust Agreement (the “Trust Agreement”) provides for Common Shares and Tracking Shares to be issued as Units and provides that the Board may authorize additional classes of shares of beneficial interest (subject to the receipt of exemptive relief from the SEC, as described below). The Fund does not intend to hold annual meetings of its shareholders. The summary of the terms of the Trust Agreement herein and elsewhere in the Prospectus is qualified entirely by the terms and conditions of the Trust Agreement, which is on file with the SEC and should be read carefully and retained for future reference. To comply with the requirements of Section 14(a) of the 1940 Act, the Fund will enter into Subscription Agreements providing for the private placement of Units resulting in a net worth of the Fund of not less than $100,000 prior to commencing the public offering.

The Trust Agreement permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund currently offers common shares of beneficial interest with differing sales loads (Class A Shares with no sales load and Class B Shares with a sales load of up to 6.75%) and the Tracking Shares, which are preferred shares of beneficial interest that will be issued in an unlimited number of series, and is authorized under the Trust Agreement to issue additional classes of shares. The Tracking Shares will receive allocations of excess value at differing rates based on the allocation formula, which takes into account the age, resulting longevity factor and the risk of the investment in the Fund of each investor relative to the risk and ages of all investors in the Fund. The formula is static and is the same for both Class A and Class B Common Shares and the Tracking Shares. An investment in any common share class of the Fund represents an investment in the same assets of the Fund.  While the Fund uses the “class” designation to separate Common Shares with a sales load from those without, the Fund does not operate as a multi-class common stock fund. The Fund will maintain a maximum investment amount limit per investor at the greater of $300,000 and 0.1% of the assets of the Fund but retains the right to waive that limit.

The Units will have payout dates that occur at the end of the quarter in which the investor turns age 80, 85, 90 and 95. No payouts will occur within 5 years of the investment, so the Fund will not accept new investors over age 75. The payout amounts for an investor are based on the NAV of the Common Shares and the deferred repurchase price of the Tracking Shares in the investor’s Unit for the applicable payout date after payment of the Payout Expense.  The Units will hold 40%, 30%, 20% and 10% of the investments.

An investor is permitted to withdraw early from the Fund, but the amount due on early withdrawal (the “early withdrawal amount”) will reflect an early withdrawal penalty and be the lesser of 75% of the dollar amount of the initial investment (that is the amount the investor paid to purchase Units or shares, less the sales load, if any) and 75% of the NAV of the investor’s related Common Shares.  The percentage rises by one percentage point per year up to 100%.  An investor will also withdraw early from the Fund upon death.  All investment gains on an investor’s investment (after any payouts the investor reached the payout age for) will remain in the Fund upon early withdrawal and be allocated to the Tracking Shares of the other investors, after payment of the Allocation Expense.  For example, if an investor invested $1,000 in the Fund and 15 years later the investor’s Common Shares and Tracking Shares had a value of $3,000, then, upon an early withdrawal in full either voluntarily or as a result of the death of the investor, the early withdrawal amount would be 75% plus 15% or 90% of the lesser of the original dollar amount invested or the NAV of the investor’s Common Shares.  If the S&P 500 had risen during the 15 years so that the value of those Common Shares exceeded the original dollar amount invested, then the early withdrawal amount would be $1,000 x 90% or $900 and the early withdrawal penalty would be $3,000 - $900 or $2,100. The Fund intends to make any payouts and early withdrawal payments in-kind by delivering S&P 500 ETF shares to the investor.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. In addition to the quarterly cumulative dividends on the Tracking Shares, the Fund currently intends to pay dividends to its shareholders after payment of Fund operating expenses only if required to maintain its tax status. Any of those dividends will be made with respect to both the Common Shares and the Tracking Shares, based on the NAV of the Common Shares and the deferred repurchase price of the Tracking Shares, except that the Tracking Shares’ dividend will be reduced to account for the Administrative Fee.  The 1940 Act may limit the payment of dividends to the holders of shares.

The Fund will not issue share certificates. The Fund’s Transfer Agent will maintain an account for each shareholder for recordation of registration of shares, and transfers will be reflected by bookkeeping entry, without physical delivery. The shares may not be transferred or pledged, except upon death of the investor and except that if the investor holds the shares through a tax-deferral arrangement, such as an individual retirement account (“IRA”) that permits in-kind distributions or an employer-sponsored retirement or savings plan, like a 401(k) plan whose provider permits in-kind distributions and individual tracking of investors, in which case the shares may be transferred to the investor or another similar arrangement for the account of the investor.  The Administrator will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as, the brokerage account for in-kind distributions, wiring instructions or telephone privileges.

Common Shares. All Common Shares of the Fund have the same rights in all material respects. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. In addition, each Common Share of the Fund is entitled (i) to participate equally with other Common Shares in dividends and distributions declared by the Fund with respect to the Common Shares; and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction in full of outstanding liabilities and the Tracking Shares. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. The Common Shares are not transferable and may not be pledged or hypothecated except as described above.

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund first to the Tracking Shares until the Tracking Shares holders receive their liquidation preference plus the deferred repurchase price of their Tracking Shares, and thereafter, to the holders of its Common Shares. Pursuant to the Trust Agreement and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and therefore generally will not be personally liable for the Fund’s debts or obligations.

Tracking Shares. An unlimited number of the Trust’s shares (and fractions thereof) have been classified by the Board as Tracking Shares. Unlike more traditional preferred shares, the Tracking Shares and related Units (1) may not be pledged, hypothecated or transferred except to the investor’s estate or beneficiaries upon the death of the investor and in connection with specified tax-deferral arrangements, (2) will permit early withdrawal, subject to the early withdrawal penalty, (3) have payout dates based on the age of the investor and (4) the allocations of excess value to the Tracking Shares are based on algorithms with inputs related to the amounts invested, age and related longevity factors and when shares in the Fund were purchased by investors.

The Tracking Shares have an initial liquidation preference of $0.01 per share and, once issued, receive allocations of excess value when other investors withdraw early from the Fund, either voluntarily or by not living to their last payout age.  The early withdrawal penalty retained by the Fund upon an early withdrawal, after payment of the Allocation Expense and any accrued fees, will be retained by the Fund and divided quarterly among the Tracking Shares, increasing their deferred repurchase price.  The excess value retained by the Fund and allocated will remain invested in Portfolio ETFs and vary in value over time with those Portfolio ETFs.

The distribution of the excess value for each quarter among the Tracking Shares of the remaining investors is determined using a risk-adjusted calculation to ensure fairness across all participants in the Fund.

This calculation evaluates each investor’s relative financial risk compared to others in the Fund. It factors in three key components:

•The probability of death within the quarter (based on age and US Social Security Administration data),

•The then-current investment of the investor: the sum of the current value of the investment in the Common Shares and the deferred repurchase price of the Tracking Shares, and

•The value of the assets that would be returned if the investor were to voluntarily or involuntarily withdraw during that period.

The investor’s adjusted risk at any point in time is equivalent to their early withdrawal penalty times their death probability and is equal to:

Ri = (Common Shares NAV + Tracking Shares NAV – Early Withdrawal amount – accrued fees)i x DPi.

The Fund allocates excess value to the Tracking Shares quarterly, proportionally based on each investor’s adjusted risk.

The death probability (DP) is the same for every investor of the same age.  The DP of investors of a particular age multiplied by the amount of excess value to be reallocated in the quarter divided by the sum of all the early withdrawal penalties times the corresponding DP of all the investors in the Fund is the same for all the investors of the same age and will be provided in the Fund’s quarterly reports (the “longevity factor”).  Investors can determine the allocation of excess value for the quarter to their Tracking Shares by multiplying the longevity factor for their age (available from the Fund’s quarterly report) by the amount of their own early withdrawal penalty.

The Tracking Shares will provide that when a payout age is reached for an investor, the investor will be entitled to an in-kind distribution on the payout date or later upon three months’ notice of the shares in the applicable Unit.

The Common Shares will provide for full early withdrawal (either voluntary or upon the death of the investor) in which case all of the investor’s outstanding Tracking Shares will be surrendered to the Fund.  The investor can receive an in-kind distribution of the underlying ETF shares at the early withdrawal date for the early withdrawal amount.  The Common Shares will also provide for early withdrawal at the NAV of the investor’s Common Shares plus $0.10 for the Tracking Shares within 30 days of an investor’s first investment in the Fund, without penalty.

The Tracking Shares will permit voluntary partial early withdrawal from the Fund on the same terms as a full early withdrawal proportional to the amount withdrawn, in which case the investor will retain the remaining portion of their Tracking Shares and Common Shares in each Unit.  The proportion of the Common Shares to be withdrawn will be surrendered and the corresponding fraction of Tracking Shares in each Unit will become subject to repurchase at an aggregate price equal to the applicable early withdrawal amount on the early withdrawal date, which will vary in the future with the NAV of the Common Shares.  The investor can receive an in-kind distribution in exchange for those Tracking Shares at the early withdrawal date for the early withdrawal amount or later upon three months’ notice for the deferred repurchase price of those Tracking Shares.

By using the longevity factor (which is determined from established U.S. government mortality tables applied consistently by the Fund) as an input to the algorithms used to allocate excess value, the Fund maintains fairness among investors of different ages. As the probability of survival becomes lower as people age, the percentage of excess value allocated to their Tracking Shares rises, to avoid any potential windfall to investors who join the Fund at an earlier age.  As described above, upon any liquidation of the Fund, holders of the Tracking Shares will receive their liquidation preference and the deferred repurchase price of those Tracking Shares before any distribution is made to the holders of the Common Shares.

Under the 1940 Act, the Fund must maintain 200% asset coverage for the Tracking Shares.  As a result, if the aggregate liquidation preference and deferred repurchase price of the outstanding Tracking Shares approaches the aggregate NAV of the Common Shares, the Fund will engage in strategies to ensure that the 200% asset coverage requirement is met, which could include suspending allocations to the Tracking Shares and making them instead pro rata on the Common Shares.  The Fund does not expect that it will be required to use those strategies for many years, if at all.

Under the 1940 Act, the Tracking Shares must pay cumulative dividends.  The Tracking Shares will pay dividends at an annual rate of 0.01% of the liquidation price and deferred repurchase price of the Tracking Shares.  The Fund provides a dividend reinvestment plan unless investors opt-out with those dividends reinvested in additional Common Shares.

Voting Rights. The 1940 Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of the outstanding Tracking Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Tracking Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The Tracking Shares will have the voting rights required by the 1940 Act and will otherwise vote together with the Common Shares.

Each Tracking Share will have a number of votes equal to the deferred repurchase price of that Tracking Share on the record date for the shareholder action divided by the NAV per Common Share on that record date.  By calculating the votes per share in this manner, the holders of the Tracking Shares will have differing numbers of votes from other holders of the Tracking Shares but the number of votes will reflect the amount those investors have invested in the Fund and will be proportionate to the voting rights of the Common Shares, which have one vote per share and a value equal to the NAV per Common Share.

The affirmative vote of the holders of a majority of the outstanding Tracking Shares, voting as a separate class, will be required (1) to elect at least two of the Trustees, (2) to elect a majority of the directors if at any time dividends on such class of securities shall be unpaid in an amount equal to two full years’ dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for, and (3) to amend, alter or repeal any of the preferences, rights or powers of holders of Tracking Shares that materially and adversely affect such preferences, rights or powers, or to change the authorized number of Tracking Shares. If a shareholder action will adversely affect any series of Tracking Shares differently than any other series, the affirmative vote of the holders of a majority of the Tracking Shares of that adversely affected series shall be required to approve that shareholder action.  The class votes of holders of Tracking Shares will in each case be in addition to any other vote required to authorize the action in question.

Anti-takeover provisions in the Trust Agreement. The Trust Agreement includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may discourage attempts to acquire control of the Fund, which attempts could increase the expenses of the Fund and interfere with normal operations. The members of the Board are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Trust Agreement does not otherwise restrict an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Trust Agreement, which has been filed with the SEC, for the full text of these provisions.

Access to Shareholder Names. Shareholders will not be entitled to learn the names of other investors in the Fund.  If a shareholder wants to communicate with other shareholders, the Fund will help arrange for communications without sharing the names of other investors in the Fund without their consent. No employee of the Fund, its Investment Advisor, Administrator, Transfer Agent or its other service providers, who has access to the Fund’s shareholder list or equivalent information will be allowed to invest in the Fund.

Exclusive Jurisdiction provisions in the Trust Agreement. Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming holder of Units and shares, each holder:

(i)irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction,

(ii)irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding,

(iii)irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper,

(iv)expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding,

(v)consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and

(vi)irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a holder to bring a suit than if the holder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a holder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the holder.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Advisor or any governmental agency believes that the Fund has sold Units or shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Advisor or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend any early withdrawal or payouts. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

PLAN OF DISTRIBUTION

The Fund offers on a continuous basis an unlimited number of Units and additional Common Shares of beneficial interest through its website. No arrangement has been made to place funds received in an escrow, trust or similar account. The Fund is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and Units and shares will not be tradable. The Investment Advisor or its affiliates, in the Investment Advisor’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of Units and additional Common Shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts or based on the aggregate of the NAV of the Common Shares and deferred repurchase price of the Tracking Shares held by investors introduced by the financial intermediary or determined in some other manner. The receipt of additional compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments.

Additionally, the Investment Advisor may pay a servicing fee to the financial intermediaries or financial institutions and for providing ongoing services in respect of clients with whom it has distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund and Investment Advisor may reasonably request.  Investors may purchase Units and additional Common Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates. The returned check and stop payment fee is currently $25. Investors may buy Units and Common Shares of the Fund through financial intermediaries. Orders will be priced at the appropriate price next computed after it is received by a financial intermediary and accepted by the Fund. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their financial intermediary to determine if it is subject to these arrangements. Financial intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a financial intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the financial intermediary. Investors may purchase Units or additional Common Shares through a broker-dealer or financial intermediary that may establish different minimum investment requirements than the Fund and may also independently charge transaction fees and additional amounts (which may vary) in return for its services, which will reduce an investor’s return. Shares purchased through a broker-dealer or financial intermediary will be held by the Transfer Agent or otherwise pursuant to arrangements with the Fund. The availability of sales charge waivers, discounts, and/or breakpoints may depend on the particular financial intermediary or type of account through which an investor purchases or holds Units and additional Common Shares. Investors should contact their financial intermediary for more information regarding applicable sales charge waivers and discounts available to them and the financial intermediary’s related policies and procedures.

If an investment is made through an IRA, Keogh plan or 401(k) plan (which must be able to accept distributions in-kind), an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

By Mail To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Savvly 80+ Fund to:

Regular Mail: Savvly 80+ Fund  1035 Pearl Street, Suite 322, Boulder, CO 80302

Overnight Mail: Please call 1 (888) 372-8859 for the overnight mailing address.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund may accept cashier’s checks in amounts greater than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment. The transfer agent will charge a $25 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to investors. The Fund reserves the right to reject any application.

By Wire — Initial Investment To make an initial investment in the Fund, the transfer agent must receive a completed account application from a Financial Intermediary before an investor wires funds. The Financial Intermediary may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1 (888) 372-8859 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan — Subsequent Investments You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers into your established Fund account. Please contact your registered representative/investment advisor for more information about the Fund’s Automatic Investment Plan. In compliance with the USA Patriot Act of 2001, Savvly Advisor will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/ investment advisors may call 1 (888) 372-8859 for additional assistance when completing an application. If Savvly Advisor does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms - The minimum initial purchase by an investor is $11. The Fund reserves the right to waive investment minimums. The Fund will maintain a maximum investment amount limit per investor at the greater of $300,000 or 0.1% of the assets of the Fund but retains the right to waive that limit. The price of the Units and additional Common Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Common Shares.

DIVIDEND REINVESTMENT PLAN

The Fund’s Administrator will operate a dividend reinvestment plan (the “DRP”).  Pursuant to the DRP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the Class A Common Shares. Investors automatically participate in the DRP, unless and until the investor makes an election to withdraw from the plan by submitting written instructions to the Administrator at least 15 days prior to the applicable dividend payment date.  Investors who elect not to participate in the DRP will receive all distributions in cash.  Under the DRP, the Fund’s distributions to investors (expected to occur annually and as required to maintain the Fund’s status as a RIC) will be reinvested in newly issued full and fractional Class A Common Shares at their NAV. The Administrator will maintain all investor accounts and furnish written confirmations of all transaction in the accounts, including information needed for investors’ personal and tax records.

Neither the Administrator nor the Fund shall have any responsibility beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.  See, “Federal Income Tax Matters”.

The Fund reserves the right to amend or terminate the DRP upon 60 days’ notice to investors. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to the Administrator at 1035 Pearl Street, Suite 322, Boulder, CO 80302.

ADDITIONAL INFORMATION

Reports to Shareholders

We file unaudited semi-annual and audited annual reports, including a list of investments held, with the SEC under the 1940 Act. The information we file with the SEC is available free of charge by contacting us by telephone at 1 (888) 372-8859 or on our website at “www.savvly.com”. The SEC also maintains a website that contains reports and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website is not incorporated into this Prospectus and you should not consider information contained on our website to be part of this Prospectus.

Liability of Shareholders

Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Trust Agreement, a shareholder will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a shareholder, except that a shareholder may be obligated to repay any funds wrongfully distributed to it.

Duty of Care of the Board and the Investment Advisor

The Trust Agreement provides that none of the members of the Board, officers or the Investment Advisor (including certain of the Investment Advisor’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Trust Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members of the Board and officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Trust Agreement do not provide for indemnification of a members of the Board for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the Trust Agreement

The Trust Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Trustees, if required by the 1940 Act, or (ii) if required, the approval of the shareholders by such vote as is required by the 1940 Act.

Term, Dissolution and Liquidation

Unless dissolved as provided in the Trust Agreement, the Fund shall have perpetual existence. The Fund may be dissolved at any time by vote of a majority of the shares of the Fund entitled to vote or by the Board by written notice to the shareholders. If there are sufficient assets held, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Fund, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to the Fund shall be distributed first to the shareholders of the Tracking Shares to the extent of their liquidation preference and deferred repurchase price and thereafter to the shareholders of the Common Shares, ratably according to the number of shares held by the several shareholders of the Common Shares on the record date for such dissolution distribution.

Other Information

The Prospectus does not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file no.: 811-24045). The complete Registration Statement may be obtained from the SEC at http://www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement without charge.

PRIVACY POLICY AND NOTICE OF INFORMATIONAL PRACTICES

Savvly 80+ Fund and the entities listed below (hereafter the “Fund,” or “We”) understand the importance of protecting the privacy of the personal information we obtain about shareholders. The Fund recognizes and complies with its obligations to maintain confidentiality of all personal and financial information received from or pertaining to investment in the Fund and is committed to restricting its use and disclosure of such personal information as required under applicable law.

This Privacy Policy is provided on behalf of the following entities:

Savvly Advisor, LLC (the “Investment Advisor”)	Savvly, Inc., the parent company of the Investment Advisor

This Privacy Policy explains how we collect, use, share and protect the personal information about our shareholders.

The personal information we collect from shareholders who invest in our Fund includes their name, address and Social Security number or tax identification number.

We may collect or obtain personal information about shareholders who invest in our Fund from the following sources:

•subscription agreements, trust indenture or other forms provided by our investors;

•investors' transactions with us or their investments in our funds; and

•correspondence with us or our service providers, whether written, telephonic or electronic.

We process personal information about investors for the following purposes: (i) to enter into, maintain, and perform the Fund’s business relationship with the shareholder, including communication with contact persons relevant to the relationship; and (ii) to comply with our legal obligations, such as reporting to governmental or taxing authorities, record-keeping obligations, compliance screening and reporting obligations, financial and credit check requirements, and crime prevention and detection obligations.

We do not disclose personal information about shareholders to third parties except: (i) as required by law; or (ii) to our service providers and affiliated companies in order to administer, process, enforce or service our business. We may also share investor personal information with persons acting in a representative or fiduciary capacity on your behalf. For example, we may provide personal information to (i) our accountants to complete financial statements and maintain accounting records; or (ii) our lenders. We do not sell or share investor personal information with any other company for marketing purposes.

We retain investor personal data for the period required by applicable law, and such longer time, if any, required by the Fund’s data retention policy.

We restrict access to personal information about our shareholders to those employees and service providers that use that information in connection with the offering, formation, or operation of new and existing funds, or managing and servicing shareholder accounts.

We maintain appropriate technical and organizational measures (including physical, electronic, and administrative safeguards) to provide a level of security for the investor personal data appropriate to the risk, including as appropriate: (a) the encryption of personal data; (b) the ability to safeguard the ongoing confidentiality, integrity, availability and resilience of processing systems and services; (c) the ability to restore the availability and access to personal data in a timely manner in the event of a physical or technical incident; and (d) a process for regularly testing, assessing and evaluating the effectiveness of our safeguards. Our such security measures also comply with federal guidelines to protect personal information.

The Fund reserves the right to amend, revise or supplement this notice of privacy policies at any time. In the event of such changes, the Fund will deliver a revised notice of our privacy policies as required by applicable law.

Please direct all questions regarding this notice in writing to Savvly Advisor at 1035 Pearl Street, Suite 322, Boulder, CO 80302, or at www.savvly.com.

INFORMATION FOR EUROPEAN UNION RESIDENTS

In cases where the EU General Data Protection Regulation (GDPR) applies to the Fund’s processing of investor personal information, in particular for investors who are in the European Union, the following additional provisions apply:

1.Legal Basis of Processing. The legal basis for the Fund’s processing of investor personal information under the GDPR is that the processing is necessary:

•for the performance of a contract to which the investor is party or in order to take steps at the request of the investor prior to entering into a contract;

•for compliance with one or more legal obligations to which the Fund is subject; and/or

•for the purposes of the legitimate interests pursued by the Fund or by a third party, including in connection with the offering, formation, or operation of new and existing funds, or managing and servicing investor accounts.

2.Location of Processing. The Fund is located in the United States. All investor personal information will be processed by the Fund in the United States. Investors transferring personal information to the Fund from the European Union should be aware that the data protection laws in the U.S. may be different from the laws in the country from which the data was transferred. By transferring their personal information to the Fund, investors consent to the processing of their personal information in the U.S.

3.Investor Rights under GDPR. To the extent provided by applicable law, investors have the following rights under the GDPR:

•To withdraw their consent at any time if their data is processed based on their consent or on the Fund’s legitimate interest. The withdrawal of consent does not affect the lawfulness of processing before the withdrawal of consent.

•To object to the further processing of their data if it is processed based.

•To request access to their personal information processed by the Fund.

•If processing is based on their consent, the right to data portability.

•To request rectification of their personal information at any time.

•To request erasure of their personal information at any time, provided that no right or legal obligation of the Fund requires further processing of their personal information.

•To request restriction of processing of their data at any time.

•To lodge a complaint with a supervisory authority.

4.Instructions for Exercising Rights. Investors can exercise their privacy and data protection rights by contacting the Fund at 1 (888) 372-8859. Please note that we cannot respond to investor requests or provide investors with their personal information if we cannot verify the investor’s identity or authority to make the request and confirm the personal information relates to the investor. Thus, we may require the submission of additional personal information so that we can verify the identity of the investor making the request. We will use such additional personal information submitted in connection with our verification process only to verify the requesting investor’s identity and authority to make the request.

2 “Standard & Poor’s”, “S&P” and “S&P 500” are registered trademarks of Standard & Poor’s Financial Services LLC.  The Fund is not sponsored, endorsed, sold or marketed by S&P, its affiliates or its third-party licensors.

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APPENDIX ASTATEMENT OF ADDITIONAL INFORMATION

See next page

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APPENDIX A: STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORYA-4

INVESTMENT OBJECTIVES AND POLICIESA-4

MANAGEMENTA-6

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIESA-14

INVESTMENT ADVISORY AND OTHER SERVICESA-14

BROKERAGE ALLOCATION AND OTHER PRACTICESA-15

TAX STATUSA-17

FINANCIAL STATEMENTSA-26

2

STATEMENT OF ADDITIONAL INFORMATION

DATED 08/05/2026

SAVVLY 80+ FUND

Shares of Beneficial Interest

1035 Pearl St., Suite 322
Boulder, CO 80302

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the Units consisting of preferred and common shares (“shares”) of the Savvly 80+ Fund (the “Fund”), as it may be further amended and/or supplemented from time to time (the “Prospectus”). Copies of the Prospectus and this Statement of Additional Information are available upon request and without charge by writing the Fund at 1035 Pearl St., Suite 322, Boulder, CO 80302, by calling the Fund at 1 (888) 372-8859, or by visiting the Fund’s website at “www.savvly.com”.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all the information that a prospective investor should consider before purchasing the shares of the Fund.

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GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust and was established by the Certificate of Trust dated November 18, 2024. The Fund is offering units of common shares of beneficial interest (the “Common Shares”) and preferred shares of beneficial interest (the “Tracking Shares” and, together with the Common Shares, the “shares”).

Savvly Advisor, LLC (the “Investment Advisor”) serves as the investment adviser to the Fund.  Savvly TA, LLC, a subsidiary of Savvly, Inc., serves as the transfer agent (the “Transfer Agent”) for the Fund and will also serve as the administrator of the Fund (in that role, the “Administrator”). US Bank is the custodian of the Fund’s financial assets including S&P 500 ETFs and cash and cash equivalents.

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. See “Investment Objectives, Policies and Strategies” and “Risk Factors” in the Prospectus. Additional investment information is set forth below.

Fundamental Policies

The Fund’s fundamental policies, which are listed below, may be changed at the annual or a special meeting of the shareholders duly called, by the affirmative vote of (A) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy; or (B) more than 50% of the outstanding voting shares, whichever is less. At the present time the Common Shares and the Tracking Shares are the only outstanding voting securities of the Fund. A special meeting of the shareholders may be called by shareholders holding not less than 10% of the voting power of all shares of the Fund entitled to vote (except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares of the Fund entitled to vote), who shall demand such special meeting by written notice given to the Board of Trustees specifying the purpose or purposes of such meeting. All expenses associated with a special meeting of the shareholders called by the shareholders shall be borne exclusively by the shareholders who demand such meeting. The Common Shares have one vote per share and the Tracking Shares will each have a number of votes per share equal to the deferred repurchase price of the Tracking Shares on the record date divided by the NAV per Common Share.

The Fund may not:

(1)Issue any senior security other than the Tracking Shares, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)Borrow money, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

(3)Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the 1940 Act. The Fund may make loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

(5)Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the 1940 Act.

(7)Invest in cryptocurrency or other digital assets.

In addition, the Fund has adopted the following fundamental policies with respect to investment in concentrated industries, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities:

The Fund will, under normal market conditions, invest at least 75% of its assets in S&P 500 ETFs, and other investments with similar economic characteristics. The Fund may invest in a variety of S&P 500 ETFs but will  focus on investments in publicly traded ETFs. The Fund has adopted a fundamental investment policy regarding industry concentration, pursuant to which the Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry or group of industries to the extent that the index the Fund is designed to track is also so concentrated. The Fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Fund is designed to track.

Additional Information on Investment Strategy

Affiliated Transactions Restrictions. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Investment Advisor, any sub-adviser, principal underwriter, including their directors or officers, or any entity controlled or advised by any of them). Under these restrictions, the Fund and any affiliates are generally prohibited from knowingly participating in a joint transaction, including any co-investments in a portfolio asset. These restrictions also generally prohibit the Fund and its affiliates from knowingly purchasing from or selling assets to the Fund, and from lending to or borrowing monies or other properties from the Fund. The Fund and its affiliates may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

The Fund expects to engage in transactions with certain affiliates of the Investment Advisor. Any transactions between an affiliate of the Investment Advisor and the Fund will be executed only at prices which are at or below market valuation price used in the Fund’s valuation guidelines and will be subject to the oversight and approval of the independent trustees. These transactions may also be subject to additional restrictions in the judgment of the independent trustees. The Fund will not engage in principal trades with an affiliate unless it receives appropriate approvals from shareholders.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of any portfolio assets but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets). The Fund will consider the investments of the underlying S&P 500 ETFs or other investment companies when determining the Fund’s compliance with its concentration policies.

The investment objective of the Fund is not a fundamental policy and may be changed by the Board without the vote of Fund’s outstanding shares as described above.

Derivative Instruments

The Fund may not use financial instruments known as derivatives without an exemption from the SEC. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset, such as S&P 500 ETFs.

MANAGEMENT

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Advisor and other service providers (including the Administrator) in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of five members, three of whom are Independent Trustees. The Board will meet either in-person or telephonically at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees may also engage independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”) and a nominating and governance committee (the “Nominating Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Dario Fusato, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Advisor, the Administrator, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Experience and Qualifications of Trustees

Dario Fusato, the President and principal executive officer of the Fund serves as the chairperson of the Board (the “Chairperson”). Dr. Fusato co-founded Savvly, Inc. in November 2021.

Although he is an “Interested Person” of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Nominating and Governance Committee, both of which are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board and that each of the Fund’s critical committees of the Board (the Audit Committee and the Nominating and Governance) is chaired by an Independent Trustee.  The Board also has an Investment Committee that will, after consultation with the Investment Advisor, determine which Portfolio ETFs the Fund will invest in.  Currently, Dario Fusato is the sole member of the Investment Committee.

M. Todd Henderson – Mr. Henderson has been a law and business professor at the University of Chicago since 2005. He has written numerous articles and books on corporate governance and securities regulation. He is a frequent expert witness on matters of corporate governance, board best practices, and securities regulation. He has presented his work to the Securities & Exchange Commission on numerous occasions. He served as a member of FINRA’s supreme court for three years. Prior to becoming a professor, Prof. Henderson was a consultant at McKinsey & Company and a lawyer for Kirkland & Ellis. He serves as a board member for the Education Insurance Corporation of Illinois and an advisor to Interchecks Technologies, Inc., Aro Ventures, and Trust Ventures. Prof. Henderson brings to the board varied experience and a deep knowledge of the law and practice of corporate boards, especially in financial services.

Dimitris Papanikolaou – Dr. Papanikolaou is the John L. and Helen Kellogg Professor of Finance at the Kellogg School of Management and a Research Associate of the National Bureau of Economic Research. His research has primarily focused on the interaction between technological innovation and financial markets. Recent work has focused on the measurement of intangibles, the impact of innovation on firms and workers, the displacement of human capital, the market for corporate executives, portfolio choice with illiquid assets, and the causal impact of financial frictions on innovation and employment. His work has been published in top general interest journals in economics and finance. He currently serves as an Editor of the Journal of Financial Economics. He received his Ph.D. in Financial Economics from the Massachusetts Institute of Technology. Professor Papanikolaou brings to the board expertise with financial markets and portfolio management.

John Heneghan – Mr. Heneghan is the President of Servant Financial, Ltd. and the Manager of Last Leaf Ventures, LLC, the Manager of Promised Land Opportunity Zone Fund, the leading rural development partner for Opportunity Zones located in American farming communities.  With over 20 years of experience at Servant Financial, an SEC registered investment advisor, Mr. Heneghan has served the diverse investment, risk management, and finance needs of family offices, high net worth clients, and individuals. Mr. Heneghan’s alternative investment management experience includes Promised Land OZ since 2020 and private equity and hedge fund management for Equity Group Investments (Samuel Zell's family office) from 2005 to 2018.  Prior to forming Servant Financial, Mr. Heneghan held executive leadership roles spanning both public and private accounting and finance roles as CFO for CNA Surety Corporation (NYSE:SUR) from 1997 to 2003 and Deloitte & Touche from 1984 to 1994. Mr. Heneghan is Certified Public Accountant (CPA) and holds the DACFP Basic Certificate in Blockchain and Digital Assets credentials.  Mr. Heneghan holds a Bachelor of Science (High Honors) in Accounting from University of Illinois – Gies College of Business.  Mr. Heneghan serves on the board of trustees for Marmion Academy, a private Benedictine college preparatory high school for young men.

John Durso – Mr. Durso is President of KD Housing Partners, Inc. and Manager of several LLC’s specializing in the creation of, and acquisition of, affordable workforce housing.   KD Housing Partners, Inc. functions as a full-service development entity and consulting firm in the fields of subsidized affordable housing projects, and affordable residential for-sale projects.  These pursuits encompass a wide range of services to include overall development, feasibility analysis, development processing, financial structuring and implementation, project management and acquisition.

INDEPENDENT TRUSTEES

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Dimitris Papanikolaou, 47	Trustee since October 2025	New to role	Finance Professor at Kellogg School of Management	1	None
John Heneghan, 63	Trustee since October 2025	New to role	President of Servant Financial, Ltd. And Manager of Last Leaf Ventures, LLC	1	None
John Durso, 75	Trustee since October 2025	New to role	President of KD Housing Partners, Inc.	1	None

1 The address of each Trustee is 1035 Pearl St., Suite 322 Boulder, CO 80302.

2 Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Fund.

INTERESTED TRUSTEES

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dario Fusato, 52	Trustee since October 2025(3)	New to role	CEO of Savvly, Inc.	1	None
M. Todd Henderson 55	Trustee since October 2025(4)	New to role	Securities law Professor at University of Chicago	1	None

1 The address of each Trustee is 1035 Pearl St., Suite 322 Boulder, CO 80302.

2 Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Trust.

3 Dario Fusato is an interested person of the Fund due to his position as an officer of the Fund, Savvly Advisor, LLC, and Savvly, Inc.

4 M. Todd Henderson is an interested person of the Fund due to his role as a consultant to Savvly, Inc.

Each Trustee was elected to the Board by the Investment Advisor as the sole shareholder of the Fund at the time of election.

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act and the terms of the Tracking Shares, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing ten percent (10%) or more of all votes entitled to be cast by outstanding shares.

Board Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees.

Nominating Committee

The Nominating and Governance Committee selects and nominates trustees for election by shareholders, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board and management. The committee will be composed of three Independent Trustees.  Dr. Papanikolaou will serve as Chairman of the Nominating and Governance Committee. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by shareholders and evaluate them both in a similar manner. When submitting a nomination for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each trustee nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares owned, if any; and, a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisors to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees.

In evaluating trustee nominees, the members of the Nominating and Corporate Governance Committee consider the following factors: (i) the appropriate size and composition of the Board; (ii) whether or not the person is an “Interested Person” with respect to the Fund as defined in Section 2(a)(19) of the 1940 Act; (iii) the Fund’s needs with respect to the particular talents and experience of its trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) familiarity with national and international business matters; (vi) experience with accounting rules and practices; (vii) appreciation of the relationship of the Fund’s business to the changing needs of society; (viii) the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and (ix) all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for trustee nominees, although the members of the Nominating and Corporate Governance Committee may consider such other factors as they may deem are in the best interests of the Fund and shareholders. The Nominating and Governance Committee also believes it appropriate for certain key members of management to participate as members of the Board.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Fund’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the independent members of the Board identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals.

The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the Nominating and Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the Nominating and Governance Committee’s goal of creating a Board that best serves the Fund’s needs and the interests of Shareholders.

Code of Ethics

The Fund and the Investment Advisor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Fund and the Investment Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with assets held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in assets, including assets that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Because the Fund is newly organized, the above referenced committees did not meet during the prior fiscal year.

Equity Securities Owned by Trustees

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of August 2026, unless otherwise noted.

Name of Trustee	Dollar Range of Shares in the Fund*	Aggregate Dollar Range of Equity Securities in all Portfolios in the Fund Complex Overseen by Trustee (including the Fund)*

Dario Fusato	$0	$0
M. Todd Henderson Dimitris Papanikolaou	$0 $0	$0 $0
John Heneghan	$0	$0
John Durso	$0	$0

* As of August 2026, the Fund had not commenced Fund operations, and therefore the Trustees and Officers of the Fund did not own any shares of the Fund. There are currently no other funds in the Fund complex.

As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Investment Advisor or principal underwriter of the Fund, the Investment Advisor’s members, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Investment Advisor or any principal underwriter of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as trustee of the Fund and as a member of the Audit Committee and Nominating and Governance Committee. The Trustee designated as the “Audit Committee Financial Expert” receives additional compensation for his or her services in such capacity. The Independent Trustees are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings. The Fund may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

Name of Trustee	Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex (including the Fund)[2]
Dario Fusato	$0	-	-	$0
M. Todd Henderson	$0	-	-	$0
Dimitris Papanikolaou[3]	$4,000	-	-	$4,000
John Heneghan[4]	$5,000	-	-	$5,000
John Durso	$4,000	-	-	$4,000

1 The Fund has not commenced operations as of the date of this SAI. The compensation disclosed in this table is the estimated compensation from the Fund for the fiscal year ending December 31, 2026, under current compensation arrangements.

2 There are currently no other funds in the Fund complex.

3 Includes compensation as chair of the Nominating and Governance Committee.

4 Includes compensation as the audit committee financial expert and chair of the Audit Committee.

No compensation will be paid to trustees who are “interested persons,” as that term is defined in the 1940 Act, of the Fund.

OFFICERS OF THE FUND

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Dario Fusato	Chairman of the Board of Trustees	New to role	Co-founder of Savvly, Inc., President of Risk Agencies, LLC, Managing Director at AJ Gallagher

1 The address of each Officer is 1035 Pearl St., Suite 322 Boulder, CO 80302.

Compliance Process and Procedures

The Fund and its Investment Advisor have adopted compliance processes and procedures pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. These compliance processes and procedures are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of these compliance processes and procedures may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Proxy Voting Guidelines

The Board of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Investment Advisor. The Investment Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Investment Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Investment Advisor or an affiliated person of the Investment Advisor. In such a case, the Investment Advisor will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board to make a voting decision. The Investment Advisor shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Investment Advisor’s proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Investment Advisor, is most consistent with the Investment Advisor’s proxy voting policies and in the best interests of shareholders. When the Board of the Fund is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the asset in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Investment Advisor votes proxies pursuant to the proxy voting policies and guidelines set forth in Appendix B to this SAI. The Fund is newly formed, and as such, the Investment Advisor has not previously voted any proxies on behalf of the Fund. In the future, information about how the Investment Advisor voted proxies relating to portfolio securities during the most recent twelve (12) month period ended June 30 will be available on the SEC’s website at http://www.sec.gov and without charge by calling 1 (888) 372-8859 or by sending an electronic request to the following email address info@savvly.com

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund could be deemed to be under control of the Investment Advisor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is anticipated that the Investment Advisor will no longer be a control person once the Fund commences investment operations, and its shares are sold to the public.

INVESTMENT ADVISORY AND OTHER SERVICES

Control Persons

The Fund was not in operation prior to the date of this SAI. The Advisor may be deemed to control the Fund by virtue of its investment management agreement (“Management Agreement”) with the Fund. The Investment Advisor is wholly owned by Savvly, Inc.  Also, Dario Fusato, Trustee and President, and Antonio Derossi, Chief Financial Officer, are control persons of the Fund.

Management Fees

The Investment Advisor is entitled to receive a monthly Management Fee at the annual rate of 0.35% of the Fund’s average daily NAV applicable to the Common Shares and 0.35% of the Fund’s average daily liquidation preference and deferred repurchase price of the Tracking Shares. Since the Fund is newly organized, no management fees have been paid to the Investment Advisor as investment adviser to the Fund. See how the Management Fee is calculated on page 13 of the Prospectus.

Administration Fees

The Administrator is entitled to receive a monthly Administrative Fee at the annual rate of 0.55% of the average daily total of the liquidation preference and deferred repurchase price of the Tracking Shares.  The Investment Advisor will also receive fees for administration matching the Allocation Expense and the Payout Expense.

Fund Expenses

Pursuant to the Management Agreement, the Investment Advisor is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which include: (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies and reports to shareholders; (iii) charges of the Custodian, Transfer Agent and Administrator; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Fund’s officers and members of the Board; (viii) errors and omissions insurance for the Fund’s officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) servicing fees; and (xii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of Units to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Units. The Fund will also pay costs associated with expenses of financing, holding or carrying assets and other investment positions with respect to the Fund’s assets, organizational and offering expenses; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom).

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Advisor is responsible for decisions to buy and sell investments for the Fund, the selection of intermediaries to execute the transactions and the negotiation of transaction commissions, if any. Purchases and sales of investments may be executed internally by a broker-dealer, effected on an agency basis, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In negotiating to acquire S&P 500 ETFs or other financial instruments, the Investment Advisor is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable considering the services provided and to such policies as the Board may adopt from time to time. While the Investment Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisor will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Advisor and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific assets; research products, including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling assets and the availability of assets or the purchasers or sellers of assets; analyses and reports concerning issuers, industries, assets, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting asset transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisor in the performance of its decision-making responsibilities.

Such services are used by the Investment Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Advisor in providing management services for the Fund. The Investment Advisor may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Advisor may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Advisor. The Investment Advisor excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations, even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Advisor does business.

Participating in commission sharing and client commission arrangements may enable the Investment Advisor to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Advisor believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high-quality research, access to individual analysts and availability of resources that the Investment Advisor might not be provided access to absent such arrangements.

On occasions when the Investment Advisor deems the purchase or sale of an asset or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Advisor acts as investment adviser or sub-investment adviser), the Investment Advisor, to the extent permitted by applicable laws and regulations, may aggregate the assets to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in investor purchase and repurchase activity, portfolio turnover rates and other factors.

Since the Fund is newly organized and has not yet commenced operations, it has not yet paid brokerage commissions.

TAX STATUS

The following discussion summarizes certain material U.S. federal income tax considerations concerning the Fund and the purchase, ownership, and payouts on shares of the Fund. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of our shares. The summary discussion that follows shall not be considered tax advice and cannot be relied upon by any shareholder. This summary is based upon provisions of the Code, applicable U.S. Treasury Regulations (whether temporary, proposed, or final) promulgated under the Code, and administrative and judicial interpretations thereof, in each case, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the discussion herein. See, “Federal Income Tax Matters” in the Prospectus for additional information regarding the tax aspects of investing in the Fund.

This discussion applies only shareholders who are “U.S. Shareholders” (as defined below) that hold our shares as capital assets within the meaning of Section 1221 of the Code, other than to the extent expressly set forth in this discussion. Consequently, this discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to certain categories of shareholders that may be subject to special rules, such as non-U.S. shareholders, traders in assets or commodities that elect mark to market treatment, individual retirement accounts, employee benefit and other tax-qualified retirement plans (e.g., 401(k)), certain former citizens and residents of the United States, persons whose “Functional Currency” is not the U.S. dollar, brokers, dealers in securities or currencies, persons holding assets or interests as part of a “straddle,” “hedge,” “constructive sale,” “conversion transaction,” “synthetic security,” or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax, “S” corporations, and persons subject to special tax accounting rules. This discussion also does not address any aspect of other U.S. federal tax laws, such as estate, gift, or alternative minimum tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local, or non-U.S. tax laws.

For purposes of this discussion, a “U.S. Shareholder” is an individual who is a citizen or resident of the United States. A “Non-U.S. Shareholder” is an individual that is not a U.S. shareholder.

U.S. federal income tax laws are complex. The Fund has neither sought nor obtained a ruling from the Internal Revenue Service (“IRS”) or any other taxing authority with respect to the matters discussed herein. As a result, no assurance can be given that the IRS or any other taxing authority will agree with the tax consequences described below. Some aspects of the matters discussed herein are not certain, and no assurance can be given that statements contained herein would be sustained by a court or other judicial or administrative authority if contested by the IRS or any other taxing authority. The discussions set forth herein, and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisors as to the U.S. federal income tax consequences of the purchase, ownership and disposition of shares, as well as the effects of state, local, and non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as and intends to qualify and be treated as a “Regulated Investment Company” (“RIC”) under Subchapter M of the Code. To qualify for the special tax treatment accorded to a RIC and its shareholders, the Fund generally must, among other things:

(a)derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities and (ii) net income derived from an interest in certain “qualified publicly traded partnerships” (as defined below).

(b)diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs (such as the Portfolio ETFs), and certain “other securities” with such “other securities” limited, in respect of any one issuer of such “other securities”, to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government, Portfolio ETFs or other regulated investment companies) of any one issuer or of two or more issuers (other than Portfolio ETFs or securities of other RICs) that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships”; and

(c)distribute with respect to each taxable year at least 90% of the sum of its “Investment Company Taxable Income” (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from an entity taxed as a partnership or a trust will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund assets for purposes of satisfying the 25% diversification test described in (b)(ii) above. The Fund expects to gain its exposure to outside investment funds by investing in S&P 500 ETFs. The Fund intends to take steps to ensure that 90% or more of the income recognized by the Fund will be qualifying income.

Except as expressly noted below or as the context requires, the remainder of this discussion assumes that the Fund will qualify as a RIC.

If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC for such year, the Fund would be subject to tax on its taxable income at corporate rates (currently at 21%), and all distributions from “Earnings and Profits” (as determined under the Code), including (without limitation) any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as a dividend generally treated as ordinary income. Some portions of such distributions may be eligible to be treated as “Qualified Dividend Income” in the case of shareholders taxed as individuals, provided, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and any net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate share of such undistributed amount and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part of all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly considered after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Taxation of Portfolio Transactions

In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio assets will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular asset is held and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for an asset is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Taxation of Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November, or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of net investment income and net realized short-term capital gain generally are taxable to shareholders as ordinary income. The taxation of distributions of capital gain is determined by how long the Fund owned the investment generating such capital gain rather than on how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “Current and Accumulated Earnings and Profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a holder of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s capital loss carryforwards are reduced to the extent they offset the Fund’s current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified Dividend Income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying assets in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any asset held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (4) if the dividend is received from a foreign corporation that is not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States).

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent, if any, distributions from the Fund will constitute qualified dividend income. There can be no assurance as to what portions (if any) of the Fund’s distributions will be designated as qualified dividend income, which means distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.

A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any asset that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “Net Investment Income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above and (ii) any net gain from the sale, repurchase or exchange of shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, which were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether its net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Taxation of Payouts

The cancellation of shares upon payouts will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares held as capital assets will be treated as long-term capital gain or loss if the shareholder has held the shares for more than one year. Otherwise, the gain or loss on a taxable disposition of shares held as capital assets will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “Wash-Sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders when all of the shares they hold are cancelled upon a  payout generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder retains shares, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “Substantially Disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its shares, and thereafter as capital gain. Where a shareholder whose shares are cancelled is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such cancellation will be treated as having received a taxable distribution from the Fund.

If the Fund were to use cash to repurchase shares, that could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio assets to make payouts in cash. Any such income would be considered in determining whether the distribution requirements are satisfied.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and proceeds from a payout made to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Considerations Relating to Taxation of Non-U.S. Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a non-U.S. shareholder to the extent properly reported by the Fund as (1) “Interest-Related Dividends” or “Short-term Capital Gains Dividends”, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends, or (3) distributions treated as a return of capital with respect to such non-U.S. shareholder.

The exception to withholding for “Interest-Related Dividends” generally applies with respect to distributions (other than distributions to a non-U.S. shareholder (w) who does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer or (y) that is within certain foreign countries that have inadequate information exchange with the United States from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to non-U.S. shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the cancellation of shares or on Capital Gain Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such non-U.S. shareholder within the United States or (ii) in the case of an individual non-U.S. shareholder, the non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met. Non-U.S. shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

A non-U.S. shareholder with respect to whom income from the Fund is effectively connected with a trade or business conducted by the non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) considerations may apply to foreign trusts and estates. A beneficial holder of shares who is a non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Non-U.S. shareholders should consult their own tax advisor to determine the precise U.S. federal, state, local, and non-U.S. tax consequences to an investment in the Fund. Non-U.S. shareholders should also consider the rules relating to FATCA (see the discussion “Other Reporting and Withholding Requirements” below).

Information Reporting

The amount of dividends, capital gain dividends and gross proceeds paid to each shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts will be reported annually to the IRS and to each shareholder. The Fund (or its administrative agent) must also report to the IRS and furnish to Fund shareholders the cost basis information and holding period for shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a cancellation of shares after the settlement date of the cancellation. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio assets are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “Publicly Offered” RIC if it does not have at least 500 investors at all times during a taxable year, is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Generally, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those affected shareholders, under current law.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other “Withholdable Payments” made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. Each prospective shareholder is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA.

U.S. State and Local Tax Matters

Depending on the residence of a shareholder for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Shareholders should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and payouts on shares, as well as the effects of state, local, and foreign tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and thus does not have audited financial statements. The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. The Fund’s annual and semi-annual reports, once available, may be obtained without charge by writing to the Fund at its offices at 1035 Pearl St., Suite 322, Boulder, CO 80302, by calling 1 (888) 372-8859, or by visiting the Fund’s website at “www.savvly.com”. Investors will be able to view text-only versions of Fund documents online or download them from the SEC’s website at http://www.sec.gov.

4

APPENDIX APROXY POLICIES AND PROCEDURES

SAVVLY ADVISOR, LLC PROXY COMMITTEE

Savvly Advisor, LLC (the “Investment Advisor”) will establish a proxy committee, the “Proxy Committee”, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in a way that the Investment Advisor believes to be the best interests of the Fund and its shareholders. We do not expect the Fund to invest significantly in securities. Rather, we expect that the fund will invest substantially all of its assets in S&P 500 ETFs, and cash and cash equivalents to support and maintain its investment in S&P 500 ETFs.

The Board has adopted certain Proxy Voting Policies and Procedures (“Proxy Voting Policies”) that delegate the responsibility for voting proxies to the Investment Advisor, subject to the Board of Trustees’ continuing oversight. The Proxy Voting Policies require that the Investment Advisor vote any proxies received in a manner consistent with the best interests of the Fund and our shareholders. The Investment Advisor is required to present to the Board, at least annually, the Investment Advisor’s Proxy Voting Policies and a record of each proxy voted by the Investment Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Investment Advisor involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Investment Advisor, any affiliated person(s) of the Investment Advisor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Investment Advisor will resolve the conflict by either (i) voting in accordance with the Proxy Voting Policy guidelines (which may include utilizing an independent third party to vote such proxies) or (ii) disclosing the conflict to affected clients to give them the opportunity to vote the proxies in question themselves.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund will be available (1) without charge, upon request, by writing to the Fund at its offices at 1035 Pearl St., Suite 332, Boulder, CO 80302, by calling 1 (888) 372-8859, or by visiting the Fund’s website at “www.savvly.com”; and (2) on the SEC’s website at http://www.sec.gov.

1

133822976v.15

EXHIBITS

Unless otherwise indicated, all references are to exhibits to the applicable filing by the Registrant under Investment Company Act File No. 811-24045 with the SEC.

a.(1) Certificate of Trust of Savvly Fund dated November 18, 2024.

(2) Certificate of Amendment to Certificate of Trust of Savvly Fund (name change to Savvly 80+ Fund) dated June 12, 2026

(3) Amended and Restated Agreement and Declaration of Trust of Savvly 80+ Fund dated August 3, 2026

(4) Supplement No.1 to the Agreement and Declaration of Trust of Savvly 80+ Fund relating to Tracking Shares dated August 3, 2026 *

b.Bylaws of Savvly 80+ Fund.

c.Not applicable.

d.Not applicable.

e.Not applicable.

f.Not applicable.

g.(1) Investment Advisory Contract by and between Savvly 80+ Fund and Savvly Advisor, LLC; Administration Agreement by and between Savvly 80+ Fund and Savvly TA, LLC *

(2) Administration Agreement by and between Savvly 80+ Fund and Savvly TA, LLC *

h.Not applicable.

i.Not applicable.

j.Custodian Agreement by and between Savvly 80+ Fund and U.S. Bank, N.A., as Custodian *

k.Not applicable.

l.Opinion of Richards, Layton & Finger, P.A.

m.Not applicable.

n.Not applicable.

o.Not applicable.

p.Form of Seed Capital Subscription Agreement

q.Not applicable.

r.Code of Ethics. *

s.Calculation of Filing Fee Tables.*

t.Powers of Attorney (incorporated by reference from the signature page).

u.Not applicable.

* Filed herewith.

MARKETING ARRANGEMENTS

None.

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$
Printing fees and expenses (other than stock certificates)	$
Accounting fees and expenses	$
Legal fees and expenses	$
Subscription agent’s fees and expenses	$
Miscellaneous expenses	$
Total	$

[* These amounts (other than SEC registration fee) are estimates.]

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Fund’s securities as of _________, 2026:

Title of ClassNumber of Holders

Class A Shares1

Class B Shares--

Tracking Shares--

INDEMNIFICATION

The Trust Agreement provides that none of the members of the Board, officers or the Investment Advisor (including certain of the Investment Advisor’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Trust Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members of the Board and officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Trust Agreement do not provide for indemnification of a members of the Board for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The Fund is fulfilling the requirement to provide a list of the officers and directors of its Investment Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on June 6, 2024 with the SEC by  (Investment Advisers Act File No. 801-130624) pursuant to the Advisers Act, as amended, and in the section entitled “Management of the Fund” of this Registration Statement.

LOCATION OF ACCOUNTS AND RECORDS

All such books and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the following location: 1035 Pearl Street, Suite 322, Boulder, CO 80302

MANAGEMENT SERVICES

None.

UNDERTAKINGS

 The Fund hereby undertakes:

1.Not applicable.

2.Not applicable.

3.to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

a.to include any prospectus required by Section 10(a)(3) of the Securities Act.

b.to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of Prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective Registration Statement.

c.to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs 3(a), 3(b), and 3(c) of this section do not apply if the Registration Statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Fund pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement.

4.that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

5.to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

6.that, for the purpose of determining liability under the Securities Act to any purchaser:

a.Each prospectus: filed by the Fund pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

b.Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; or

7.that for the purpose of determining liability of the Fund under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Fund undertakes that in a primary offering of securities of the undersigned Fund pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Fund will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser any preliminary prospectus or prospectus of the undersigned Fund relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

8.The Registrant undertakes that:

a.for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b.for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

9.that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Fund's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

10.The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

11.The Registrant hereby undertakes that, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

12.The Registrant hereby undertakes that it will file a post-effective amendment to the Registration Statement with certified financial statements showing the initial capital required before accepting subscriptions from more than 25 people if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Registration Statement on Form N-2/A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, State of Colorado, on the 7th day of August, 2026.

SAVVLY 80+ FUND

By: /s/ Dario Fusato_______________________

Dario Fusato, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2/A has been signed below by the following persons in the capacities and on the dates indicated.

Signatures Title Date

By: /s/ Dario Fusato _________          Trustee, President and        August 7, 2026

     Dario Fusato          Principal Executive Officer

By: /s/ Antonio Derossi______ Antonio Derossi	Chief Financial Officer	August 7, 2026
By: /s/ Dario Fusato* _______ John Durso	Trustee	August 7, 2026
By: /s/ Dario Fusato* _ M. Todd Henderson	Trustee	August 7, 2026
By: /s/ Dario Fusato* ___ John Heneghan	Trustee	August 7, 2026
By: /s/ Dario Fusato* __ Dimitris Papanikolaou	Trustee	August 7, 2026

*As attorney-in-fact